UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21674

Nuveen Equity Premium Opportunity Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Quarterly Distributions and a Measure of Downside Protection from an Integrated Index Option and Equity Strategy

Annual Report

December 31, 2010

Nuveen Equity Premium Income Fund

JPZ

Nuveen Equity Premium Opportunity Fund

JSN

Nuveen Equity Premium Advantage Fund

JLA

Nuveen Equity Premium and Growth Fund

JPG

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds' investment adviser, changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Distribution and Share Price Information	8

Performance Overviews	10

Report of Independent Registered Public Accounting Firm	14

Portfolio of Investments	15

Statement of Assets & Liabilities	47

Statement of Operations	48

Statement of Changes in Net Assets	49

Financial Highlights	52

Notes to Financial Statements	54

Board Members & Officers	65

Annual Investment Management Agreement Approval Process	71

Reinvest Automatically Easily and Conveniently	78

Glossary of Terms Used in this Report	80

Other Useful Information	83

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium and Growth Fund (JPG)

These Funds feature portfolio management by Gateway Investment Advisers, LLC. J. Patrick Rogers and Kenneth H. Toft serve as co-portfolio managers for JSN and JLA; Patrick and Michael T. Buckius are co-portfolio managers for JPZ and JPG. Patrick joined Gateway in 1989. He has been President and a Director of Gateway since 1995 and is the firm's Chief Executive Officer. Ken joined Gateway in 1992 and has been a Vice President and Portfolio Manager since 1997. Mike joined Gateway in 1999 and is currently Senior Vice President and Portfolio Manager. Here they talk about economic and market conditions, their management strategies and the performance of the Funds for the twelve months ended December 31, 2010.

What were the general economic and market conditions during the reporting period ending December 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at "exceptionally low levels" for an "extended period." The Fed also stated that it was "prepared to take further policy actions as needed" to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Recently, nearly all U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained historically high at 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in the Standard & Poor's/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Nuveen Investments

In 2010, the equity markets were forced to deal with stressful global realities. Evaluating events such as the threat of sovereign defaults in major economic markets and an increasing reliance on emerging markets for growth opportunities were new experiences navigated by many equity investors. Nevertheless, the S&P 500 Index finished the year on an ebullient note, rising 6.68% in December and recording a strong 15.06% performance for the calendar year 2010. However, these numbers mask many months of turbulence. Indeed, approximately two-thirds of the 2010 S&P 500 Index return, or 10.76%, was garnered in the fourth quarter, on the heels of a large scale liquidity program from the Federal Reserve's Open Market Committee. Also, the fourth quarter saw more fiscal stimulus in the form of lower tax rates on labor and capital and other incentives designed to promote consumption, including extended unemployment benefits. Corporate profit growth continued throughout the year, albeit not accompanied by significant top-line growth, while stubborn unemployment levels and continuing uncertainty over the resolution of the 2007-2009 financial system crises weighed on the equity markets much of the year.

The fourth quarter rally did succeed in lowering equity market volatility. The benchmark measure, the Chicago Board Options Exchange Volatility Index (the "VIX"), finished the year at 17.75, down from 23.70 at the beginning of the quarter and 21.68 at the end of 2009. The VIX averaged 22.55 for the year and averaged 19.39 for the fourth quarter. Both levels are near its long-term historical average of approximately 20. Perhaps more importantly, the frequency of spikes, particularly in January, May and June, suggested lingering concerns over the vulnerability of the market rally.

Bond markets, which had benefited from continued lower levels of interest rates and tame inflation for much of the year, reversed course in the fourth quarter. The Barclays Capital U. S. Aggregate Bond Index posted a loss of 1.30% for the quarter. Nevertheless, this bond index did end the year with a solid return of 6.54%. Bond mutual funds experienced strong inflows for much of the year as investors chose to minimize their exposure to "riskier" equity assets. However, for the fourth quarter, as the decline in bond prices was too large to be offset by the low coupons of most types of investment-grade bonds, it became difficult for all but the highest-yielding and lowest-quality bonds to produce positive returns.

Over this period, what key strategies were used to manage the Funds?

The core strategy employed in each Fund consists of an investment in a broadly diversified portfolio of equity securities that seeks to substantially track the price movement of a stock market index or a custom blend of stock market indexes. The primary purpose of each equity portfolio is to support the index option-based risk management strategy employed by each Fund. These strategies remained consistent in each Fund throughout the period.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the S&P 500 Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500 Index and 25% NASDAQ-100 Index. JLA seeks to replicate a 50/50 blend of the S&P 500 and NASDAQ-100 Indexes. JPZ, JSN and JLA actively write (sell) listed index call options against their entire stock portfolios. JPG differs in that its index option hedging activity is applied to 80% of the value of the equity portfolio.

Writing call options on a broad equity index, while investing in a portfolio of equities, enhances returns while foregoing some upside potential.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1  The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Returns do not include the effects of sales charges or management fees. It is not possible to invest directly in this index.

2  JSN's Comparative Index performance is a blended return consisting of: 1) 75% of the return of the S&P 500 Index, and 2) 25% of the NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Returns do not include the effects of sales charges or management fees. It is not possible to invest directly in this index.

3  JLA's Comparative Index performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Index, and 2) 50% of the NASDAQ-100 Index. Returns do not include the effects of sales charges or management fees. It is not possible to invest directly in this index.

How did the Funds perform over this period?

The performance of JPZ, JSN, JLA and JPG, as well as comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/10

Fund	1-Year	5-Year
JPZ	12.22%	3.08%
S&P 500 Index[1]	15.06%	2.29%
JSN	11.17%	3.29%
Comparative Index[2]	16.13%	3.33%
JLA	10.83%	3.47%
Comparative Index[3]	17.18%	4.32%
JPG	12.60%	2.89%
S&P 500 Index[1]	15.06%	2.29%

For the twelve-month period ending December 31, 2010, each Fund produced a positive, risk-managed, double-digit return.

One factor constraining the performance of each Fund during the period was the sale of call options. While this strategy generates incremental cash flow, it limits the extent to which each Fund can benefit from rising equity markets like the ones experienced in 2010. However, each Fund's performance was helped by the elevated levels of volatility, which were at their most dramatic levels in May and June, as well as rising stock markets.

Elevated volatility levels directly resulted in higher cash flow from the sale of index call options. Both the VIX and the VXN (an indicator of implied volatility in NASDAQ-100 index options) reached historically high levels in May. Specifically, the VXN had a closing high of 46.6 on May 20; the VIX had a closing high of 45.8 on the same day. These heightened volatility levels, which contrast sharply with long-term averages of about 20, came after the May 6 "flash crash" followed by worries over fiscal stability of Ireland and Portugal.

Rising equity market values helped the Funds' performance as well. In particular, an uptrending equity market, with heightened volatility in the not-too-distant past, can set the Funds up for better-than-normal returns. This set of circumstances was evident in the third quarter, when the S&P 500 and NASDAQ-100 indexes were up 11.29% and 15.07%, respectively. The Funds all posted returns of greater than 9%, despite maintaining a risk-managed profile through the sale of index call options.

As noted above, sell-offs in equity markets directly result in a generally commensurate mark-down in the Funds' equity portfolios. Specifically, equities may go down faster than the Funds' call writing activity can "earn" option premiums. The second quarter of 2010 provides a good example as the S&P 500 Index was off 11.43% and JPZ was down 6.36%. The other Funds similarly cushioned the blow of the equity market decline, but did not completely offset it.

Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund's distributions is current as of December 31, 2010, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, JPZ, JSN and JLA each reduced their quarterly distributions to shareholders in September. JPG did not make any changes to its quarterly distributions to shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS

Nuveen Investments

Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/10	JPZ	JSN	JLA	JPG
Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.27	$0.18	$0.11	$0.24
From long-term capital gains	0.00	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00	0.00
Return of capital	0.98	1.12	1.19	0.88
Total per share distribution	$1.25	$1.30	$1.30	$1.12
Distribution rate on NAV	9.37%	9.71%	9.54%	7.77%
Average annual total returns:
1-Year on NAV	12.22%	11.17%	10.83%	12.60%
5-Year on NAV	3.08%	3.29%	3.47%	2.89%
Since inception on NAV	3.55%	3.72%	3.71%	2.76%

Share Repurchases and Share Price Information

As of December 31, 2010, and since the inception of the Funds' repurchase program, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

Fund	Shares Repurchased and Retired	% of Outstanding Shares
JPZ	264,200	0.7%
JSN	479,300	0.7%
JLA	268,050	1.0%
JPG	224,700	1.4%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding shares.

At of December 31, 2010, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/10 (-) Discount	Twelve-Month Average (-) Discount
JPZ	-4.35%	-1.33%
JSN	-3.81%	-1.42%
JLA	-5.29%	-2.90%
JPG	-3.89%	-4.15%

Nuveen Investments

Fund Snapshot

Share Price	$12.76
Net Asset Value (NAV)	$13.34
Premium/(Discount) to NAV	-4.35%
Current Distribution Rate[1]	9.50%
Net Assets ($000)	$515,590

Average Annual Total Return

(Inception 10/26/04)

	On Share Price	On NAV
1-Year	8.10%	12.22%
5-Year	4.08%	3.08%
Since Inception	2.56%	3.55%

Portfolio Composition3

(as a % of total common stocks)

Oil, Gas & Consumable Fuels	9.8%
Pharmaceuticals	6.7%
Diversified Financial Services	4.4%
Diversified Telecommunication Services	4.1%
Software	4.0%
IT Services	3.4%
Computers & Peripherals	3.1%
Commercial Banks	3.1%
Industrial Conglomerates	2.7%
Semiconductors & Equipment	2.6%
Energy Equipment & Services	2.6%
Machinery	2.6%
Real Estate Investment Trust	2.5%
Chemicals	2.5%
Aerospace & Defense	2.5%
Media	2.4%
Communications Equipment	2.4%
Specialty Retail	2.3%
Beverages	2.3%
Internet Software & Services	2.2%
Capital Markets	2.2%
Insurance	2.2%
Multi-Utilities	2.0%
Health Care Providers & Services	2.0%
Household Products	2.0%
Tobacco	1.9%
Other	19.5%

JPZ

Performance

OVERVIEW

Nuveen Equity Premium Income Fund

  as of December 31, 2010

Fund Allocation (as a % of total net assets)

2009-2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

Nuveen Investments

JSN

Performance

OVERVIEW

Nuveen Equity Premium Opportunity Fund

  as of December 31, 2010

Fund Allocation (as a % of total net assets)

2009-2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

Fund Snapshot

Share Price	$12.88
Net Asset Value (NAV)	$13.39
Premium/(Discount) to NAV	-3.81%
Current Distribution Rate[1]	9.78%
Net Assets ($000)	$891,517

Average Annual Total Return

(Inception 1/26/05)

	On Share Price	On NAV
1-Year	7.85%	11.17%
5-Year	4.58%	3.29%
Since Inception	2.79%	3.72%

Portfolio Composition3

(as a % of total common stocks)

Computers & Peripherals	8.7%
Oil, Gas & Consumable Fuels	6.7%
Software	6.3%
Pharmaceuticals	5.3%
Communications Equipment	4.2%
Internet Software & Services	4.1%
Semiconductors & Equipment	3.9%
Media	3.2%
Diversified Financial Services	3.0%
Biotechnology	2.8%
Diversified Telecommunication Services	2.5%
IT Services	2.4%
Commercial Banks	2.3%
Energy Equipment & Services	2.0%
Specialty Retail	2.0%
Capital Markets	2.0%
Food & Staples Retailing	2.0%
Beverages	2.0%
Health Care Providers & Services	1.9%
Aerospace & Defense	1.9%
Machinery	1.9%
Chemicals	1.8%
Gas Utilities	1.6%
Household Products	1.6%
Industrial Conglomerates	1.6%
Health Care Equipment & Supplies	1.6%
Hotels, Restaurants & Leisure	1.5%
Other	19.2%

Nuveen Investments

Fund Snapshot

Share Price	$12.90
Net Asset Value (NAV)	$13.62
Premium/(Discount) to NAV	-5.29%
Current Distribution Rate[1]	9.83%
Net Assets ($000)	$352,431

Average Annual Total Return

(Inception 5/25/05)

	On Share Price	On NAV
1-Year	8.95%	10.83%
5-Year	4.48%	3.47%
Since Inception	2.48%	3.71%

Portfolio Composition3

(as a % of total common stocks)

Computers & Peripherals	12.6%
Software	8.3%
Semiconductors & Equipment	5.8%
Communications Equipment	5.7%
Internet Software & Services	5.4%
Oil, Gas & Consumable Fuels	4.7%
Pharmaceuticals	4.3%
Biotechnology	3.8%
Media	3.7%
IT Services	3.2%
Hotels, Restaurants & Leisure	2.6%
Diversified Telecommunication Services	2.2%
Internet & Catalog Retail	2.0%
Machinery	1.9%
Diversified Financial Services	1.8%
Specialty Retail	1.8%
Energy Equipment & Services	1.6%
Electrical Equipment	1.5%
Health Care Providers & Services	1.5%
Commercial Banks	1.5%
Insurance	1.3%
Beverages	1.3%
Industrial Conglomerates	1.3%
Aerospace & Defense	1.3%
Other	18.9%

JLA

Performance

OVERVIEW

Nuveen Equity Premium Advantage Fund

  as of December 31, 2010

Fund Allocation (as a % of total net assets)

2009-2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

Nuveen Investments

JPG

Performance

OVERVIEW

Nuveen Equity Premium and Growth Fund

  as of December 31, 2010

Fund Allocation (as a % of total net assets)

2009-2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

Fund Snapshot

Share Price	$13.85
Net Asset Value (NAV)	$14.41
Premium/(Discount) to NAV	-3.89%
Current Distribution Rate[1]	8.09%
Net Assets ($000)	$235,095

Average Annual Total Return

(Inception 11/22/05)

	On Share Price	On NAV
1-Year	14.90%	12.60%
5-Year	4.88%	2.89%
Since Inception	1.78%	2.76%

Portfolio Composition3

(as a % of total common stocks)

Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	7.2%
Diversified Financial Services	4.6%
Software	4.2%
Diversified Telecommunication Services	4.0%
Computers & Peripherals	3.2%
IT Services	3.1%
Commercial Banks	3.0%
Specialty Retail	2.9%
Aerospace & Defense	2.7%
Energy Equipment & Services	2.7%
Insurance	2.6%
Chemicals	2.6%
Semiconductors & Equipment	2.6%
Machinery	2.5%
Industrial Conglomerates	2.4%
Communications Equipment	2.3%
Multi-Utilities	2.3%
Capital Markets	2.3%
Beverages	2.2%
Household Products	2.1%
Internet Software & Services	2.1%
Real Estate Investment Trust	2.1%
Tobacco	2.0%
Health Care Providers & Services	1.9%
Food & Staples Retailing	1.9%
Other	18.2%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (the "Funds") at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the periods then ended and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 25, 2011

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 100.7%
	Aerospace & Defense – 2.5%
45,815	Boeing Company	$2,989,887
79,998	Honeywell International Inc.	4,252,694
29,605	Raytheon Company	1,371,896
52,274	United Technologies Corporation	4,115,009
	Total Aerospace & Defense	12,729,486
	Air Freight & Logistics – 0.9%
60,937	United Parcel Service, Inc., Class B	4,422,807
	Airlines – 0.1%
37,484	AMR Corporation, (2)	292,000
7,929	United Continental Holdings Inc., (2)	188,869
	Total Airlines	480,869
	Auto Components – 0.1%
30,296	Cooper Tire & Rubber	714,380
	Automobiles – 1.0%
214,943	Ford Motor Company, (2)	3,608,893
37,905	Harley-Davidson, Inc.	1,314,166
	Total Automobiles	4,923,059
	Beverages – 2.3%
106,163	Coca-Cola Company	6,982,341
78,332	PepsiCo, Inc.	5,117,430
	Total Beverages	12,099,771
	Biotechnology – 0.9%
46,568	Amgen Inc., (2)	2,556,583
21,667	Celgene Corporation, (2)	1,281,386
28,186	Gilead Sciences, Inc., (2)	1,021,461
	Total Biotechnology	4,859,430
	Building Products – 0.1%
42,748	Masco Corporation	541,190
	Capital Markets – 2.2%
115,344	Charles Schwab Corporation	1,973,536
11,652	Goldman Sachs Group, Inc.	1,959,400
48,534	Jefferies Group, Inc.	1,292,460
40,593	Legg Mason, Inc.	1,472,308
118,385	Morgan Stanley	3,221,256
38,635	Waddell & Reed Financial, Inc., Class A	1,363,429
	Total Capital Markets	11,282,389

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Chemicals – 2.5%
51,511	Dow Chemical Company	$1,758,586
84,366	E.I. Du Pont de Nemours and Company	4,208,176
28,359	Eastman Chemical Company	2,384,425
3,643	Lubrizol Corporation	389,364
23,410	Monsanto Company	1,630,272
16,700	NL Industries Inc.	186,372
53,293	Olin Corporation	1,093,572
60,403	RPM International, Inc.	1,334,906
	Total Chemicals	12,985,673
	Commercial Banks – 3.1%
33,724	Comerica Incorporated	1,424,502
22,855	HSBC Holdings PLC, Sponsored ADR	1,166,519
6,525	PNC Financial Services Group, Inc.	396,198
4,082	Toronto-Dominion Bank	303,333
176,002	U.S. Bancorp	4,746,774
257,551	Wells Fargo & Company	7,981,505
	Total Commercial Banks	16,018,831
	Commercial Services & Supplies – 0.8%
3,177	Avery Dennison Corporation	134,514
56,149	Deluxe Corporation	1,292,550
40,642	Pitney Bowes Inc.	982,724
21,600	R.R. Donnelley & Sons Company	377,352
24,100	Standard Register Company	82,181
39,903	Waste Management, Inc.	1,471,224
	Total Commercial Services & Supplies	4,340,545
	Communications Equipment – 2.4%
14,156	ADTRAN, Inc.	512,589
8,005	Ciena Corporation, (2)	168,505
274,358	Cisco Systems, Inc., (2)	5,550,262
11,034	JDS Uniphase Corporation, (2)	159,772
221,002	Motorola, Inc., (2)	2,004,488
81,690	QUALCOMM, Inc.	4,042,838
	Total Communications Equipment	12,438,454
	Computers & Peripherals – 3.2%
38,255	Apple, Inc., (2)	12,339,533
75,301	Dell Inc., (2)	1,020,329
125,924	EMC Corporation, (2)	2,883,660
	Total Computers & Peripherals	16,243,522
	Consumer Finance – 0.2%
42,236	Discover Financial Services	782,633
	Containers & Packaging – 0.3%
43,759	Packaging Corp. of America	1,130,733
5,718	Sonoco Products Company	192,525
	Total Containers & Packaging	1,323,258
	Distributors – 0.4%
35,933	Genuine Parts Company	1,844,800
	Diversified Consumer Services – 0.1%
7,623	Apollo Group, Inc., Class A, (2)	301,032

Nuveen Investments

Shares	Description (1)	Value
	Diversified Financial Services – 4.4%
431,400	Bank of America Corporation	$5,754,876
599,844	Citigroup Inc., (2)	2,837,262
7,355	CME Group, Inc.	2,366,471
245,633	JP Morgan Chase & Co	10,419,752
47,644	New York Stock Exchange Euronext	1,428,367
	Total Diversified Financial Services	22,806,728
	Diversified Telecommunication Services – 4.1%
377,332	AT&T Inc.	11,086,014
21,268	CenturyLink Inc.	981,944
250,097	Frontier Communications Corporation	2,433,444
175,923	Verizon Communications Inc.	6,294,525
29,116	Windstream Corporation	405,877
	Total Diversified Telecommunication Services	21,201,804
	Electric Utilities – 1.5%
3,600	DPL Inc.	92,556
124,293	Duke Energy Corporation	2,213,658
7,571	Exelon Corporation	315,256
27,323	Great Plains Energy Incorporated	529,793
80,800	Pepco Holdings, Inc.	1,474,600
33,445	Progress Energy, Inc.	1,454,189
49,446	Southern Company	1,890,321
	Total Electric Utilities	7,970,373
	Electrical Equipment – 1.1%
76,311	Emerson Electric Company	4,362,700
15,759	Rockwell Automation, Inc.	1,130,078
	Total Electrical Equipment	5,492,778
	Electronic Equipment & Instruments – 0.4%
118,215	Corning Incorporated	2,283,914
	Energy Equipment & Services – 2.6%
6,964	Diamond Offshore Drilling, Inc.	465,683
18,452	ENSCO International PLC, Sponsored ADR	984,968
99,518	Halliburton Company	4,063,320
7,759	Patterson-UTI Energy, Inc.	167,206
84,798	Schlumberger Limited	7,080,633
16,157	Tidewater Inc.	869,893
	Total Energy Equipment & Services	13,631,703
	Food & Staples Retailing – 1.7%
100,891	CVS Caremark Corporation	3,507,980
38,696	SUPERVALU INC.	372,642
94,228	Wal-Mart Stores, Inc.	5,081,716
	Total Food & Staples Retailing	8,962,338
	Food Products – 1.1%
144,036	Kraft Foods Inc., Class A	4,538,574
57,000	Sara Lee Corporation	998,070
	Total Food Products	5,536,644

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Gas Utilities – 1.1%
14,837	AGL Resources Inc.	$531,906
28,666	Atmos Energy Corporation	894,379
22,995	National Fuel Gas Company	1,508,932
25,417	Nicor Inc.	1,268,817
24,793	ONEOK, Inc.	1,375,268
	Total Gas Utilities	5,579,302
	Health Care Equipment & Supplies – 0.7%
4,460	Hologic Inc., (2)	83,937
3,518	Intuitive Surgical, Inc., (2)	906,765
75,147	Medtronic, Inc.	2,787,202
	Total Health Care Equipment & Supplies	3,777,904
	Health Care Providers & Services – 2.0%
6,901	Brookdale Senior Living Inc., (2)	147,750
15,450	Coventry Health Care, Inc., (2)	407,880
38,694	Express Scripts, Inc., (2)	2,091,411
1,116	Henry Schein Inc., (2)	68,511
39,267	Kindred Healthcare Inc., (2)	721,335
35,669	Medco Health Solutions, Inc., (2)	2,185,440
86,134	UnitedHealth Group Incorporated	3,110,299
25,221	Wellpoint Inc., (2)	1,434,066
	Total Health Care Providers & Services	10,166,692
	Health Care Technology – 0.0%
57	Cerner Corporation, (2)	5,400
	Hotels, Restaurants & Leisure – 1.4%
17,800	Carnival Corporation	820,758
42,761	International Game Technology	756,442
2,272	Interval Leisure Group Inc., (2)	36,670
73,707	McDonald's Corporation	5,657,749
	Total Hotels, Restaurants & Leisure	7,271,619
	Household Durables – 1.3%
13,597	Garmin Limited	421,371
70,361	Newell Rubbermaid Inc.	1,279,163
35,225	Stanley Black & Decker Inc.	2,355,496
22,404	Tupperware Corporation	1,067,999
17,867	Whirlpool Corporation	1,587,126
	Total Household Durables	6,711,155
	Household Products – 2.0%
20,347	Colgate-Palmolive Company	1,635,288
11,141	Kimberly-Clark Corporation	702,329
121,180	Procter & Gamble Company	7,795,509
	Total Household Products	10,133,126
	Industrial Conglomerates – 2.7%
24,176	3M Co	2,086,389
651,226	General Electric Company	11,910,924
57	Siemens AG, Sponsored ADR	7,082
	Total Industrial Conglomerates	14,004,395

Nuveen Investments

Shares	Description (1)	Value
	Insurance – 2.2%
57,696	Allstate Corporation	$1,839,348
11,874	Arthur J. Gallagher & Co	345,296
46,985	Fidelity National Title Group Inc., Class A	642,755
26,683	Hartford Financial Services Group, Inc.	706,833
76,562	Lincoln National Corporation	2,129,189
72,500	Marsh & McLennan Companies, Inc.	1,982,150
41,050	Travelers Companies, Inc.	2,286,896
52,700	Unitrin, Inc.	1,293,258
	Total Insurance	11,225,725
	Internet & Catalog Retail – 0.9%
18,002	Amazon.com, Inc., (2)	3,240,360
3,103	HSN, Inc., (2)	95,076
2,978	Priceline.com Incorporated, (2)	1,189,860
	Total Internet & Catalog Retail	4,525,296
	Internet Software & Services – 2.2%
10,937	Akamai Technologies, Inc., (2)	514,586
63,227	eBay Inc., (2)	1,759,607
11,137	Google Inc., Class A, (2)	6,615,044
44,605	United Online, Inc.	294,393
5,616	ValueClick, Inc., (2)	90,024
25,228	VeriSign, Inc., (2)	824,199
78,773	Yahoo! Inc., (2)	1,309,995
	Total Internet Software & Services	11,407,848
	IT Services – 3.5%
37,471	Automatic Data Processing, Inc.	1,734,158
21,368	Cognizant Technology Solutions Corporation, Class A, (2)	1,566,061
32,696	Fidelity National Information Services	895,543
69,325	International Business Machines Corporation (IBM)	10,174,137
3,197	Lender Processing Services Inc.	94,375
6,331	MasterCard, Inc.	1,418,840
40,998	Paychex, Inc.	1,267,248
9,906	Visa Inc.	697,184
	Total IT Services	17,847,546
	Leisure Equipment & Products – 0.2%
39,513	Eastman Kodak Company, (2)	211,790
11,848	Polaris Industries Inc.	924,381
	Total Leisure Equipment & Products	1,136,171
	Machinery – 2.6%
34,745	Caterpillar Inc.	3,254,217
22,802	Cummins Inc.	2,508,448
26,788	Deere & Company	2,224,743
13,600	Graco Inc.	536,520
8,797	Ingersoll Rand Company Limited, Class A	414,251
18,030	Parker Hannifin Corporation	1,555,989
11,767	Snap-on Incorporated	665,777
25,530	SPX Corporation	1,825,140
12,000	Timken Company	572,760
	Total Machinery	13,557,845
	Media – 2.4%
60,282	CBS Corporation, Class B	1,148,372
139,536	Comcast Corporation, Class A	3,065,606
39,613	New York Times, Class A, (2)	388,207
35,396	Omnicom Group, Inc.	1,621,137

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Media (continued)
114,479	Regal Entertainment Group, Class A	$1,343,983
130,337	Walt Disney Company	4,888,941
	Total Media	12,456,246
	Metals & Mining – 0.9%
73,484	Alcoa Inc.	1,130,919
3,942	Freeport-McMoRan Copper & Gold, Inc.	473,395
27,262	Nucor Corporation	1,194,621
35,874	Southern Copper Corporation	1,748,499
	Total Metals & Mining	4,547,434
	Multiline Retail – 1.2%
10	Dollar Tree Stores Inc., (2)	561
4,000	Family Dollar Stores, Inc.	198,840
41,402	Macy's, Inc.	1,047,471
43,705	Nordstrom, Inc.	1,852,218
8,076	Sears Holding Corporation, (2)	595,605
41,092	Target Corporation	2,470,862
	Total Multiline Retail	6,165,557
	Multi-Utilities – 2.0%
40,360	Ameren Corporation	1,137,748
31,482	Consolidated Edison, Inc.	1,560,563
71,595	Integrys Energy Group, Inc.	3,473,073
15,861	Northwestern Corporation	457,273
32,717	OGE Energy Corp.	1,489,932
66,981	Public Service Enterprise Group Incorporated	2,130,666
	Total Multi-Utilities	10,249,255
	Oil, Gas & Consumable Fuels – 9.8%
4,842	BP PLC, Sponsored ADR	213,871
9,051	Cenovus Energy Inc.	300,855
115,460	Chevron Corporation	10,535,725
94,803	ConocoPhillips	6,456,084
46,182	CONSOL Energy Inc.	2,250,911
27,271	Continental Resources Inc., (2)	1,604,898
9,051	EnCana Corporation	263,565
34,657	EOG Resources, Inc.	3,167,996
249,600	Exxon Mobil Corporation	18,250,752
50,869	Occidental Petroleum Corporation	4,990,249
2,988	Suncor Energy, Inc.	114,411
11,032	Total SA, Sponsored ADR	589,991
85,912	Valero Energy Corporation	1,986,285
	Total Oil, Gas & Consumable Fuels	50,725,593
	Pharmaceuticals – 6.7%
100,704	Abbott Laboratories	4,824,729
142,259	Bristol-Myers Squibb Company	3,767,018
66,642	Eli Lilly and Company	2,335,136
133,802	Johnson & Johnson	8,275,654
180,077	Merck & Company Inc.	6,489,975
480,133	Pfizer Inc.	8,407,129
14,222	Sanofi-Aventis, Sponsored ADR	458,375
	Total Pharmaceuticals	34,558,016
	Professional Services – 0.1%
3,665	Manpower Inc.	230,015
20,209	Resources Connection, Inc.,	375,685
	Total Professional Services	605,700

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust – 2.5%
67,906	Annaly Capital Management Inc.	$1,216,876
46,493	Brandywine Realty Trust	541,643
54,183	CapLease Inc.	315,345
29,228	Commonwealth REIT	745,606
32,157	Health Care REIT, Inc.	1,531,959
49,625	Healthcare Realty Trust, Inc.	1,050,561
45,684	Hospitality Properties Trust	1,052,559
88,469	Lexington Corporate Properties Trust	703,329
30,821	Liberty Property Trust	983,806
17,263	Medical Properties Trust Inc.	186,958
28,311	MFA Mortgage Investments, Inc.	231,018
39,140	Nationwide Health Properties, Inc.	1,423,913
30,300	Senior Housing Properties Trust	664,782
11,215	Sun Communities Inc.	373,572
61,650	U-Store-It Trust	587,525
76,417	Weyerhaeuser Company	1,446,574
	Total Real Estate Investment Trust	13,056,026
	Road & Rail – 0.6%
14,565	Norfolk Southern Corporation	914,973
22,275	Union Pacific Corporation	2,064,002
	Total Road & Rail	2,978,975
	Semiconductors & Equipment – 2.6%
27,457	Analog Devices, Inc.	1,034,305
103,121	Applied Materials, Inc.	1,448,850
21,444	Broadcom Corporation, Class A	933,886
285,514	Intel Corporation	6,004,359
12,846	Intersil Holding Corporation, Class A	196,158
3,087	Lam Research Corporation, (2)	159,845
24,226	Microchip Technology Incorporated	828,771
24,800	National Semiconductor Corporation	341,248
33,221	NVIDIA Corporation, (2)	511,603
67,000	Texas Instruments Incorporated	2,177,500
	Total Semiconductors & Equipment	13,636,525
	Software – 4.1%
27,097	Adobe Systems Incorporated, (2)	834,046
18,599	Autodesk, Inc., (2)	710,482
447	McAfee Inc., (2)	20,701
416,453	Microsoft Corporation	11,627,368
205,348	Oracle Corporation	6,427,392
10,181	Salesforce.com, Inc., (2)	1,343,892
	Total Software	20,963,881
	Specialty Retail – 2.4%
23,495	Abercrombie & Fitch Co., Class A	1,354,017
46,762	American Eagle Outfitters, Inc.	684,128
30,417	Best Buy Co., Inc.	1,042,999
104,190	Home Depot, Inc.	3,652,901
47,378	Limited Brands, Inc.	1,455,926
85,724	Lowe's Companies, Inc.	2,149,958
236	Ross Stores, Inc.	14,927
13,465	Tiffany & Co	838,466
21,015	TJX Companies, Inc.	932,856
	Total Specialty Retail	12,126,178
	Textiles, Apparel & Luxury Goods – 0.4%
7,159	Cherokee Inc.	134,661
21,365	VF Corporation	1,841,236
	Total Textiles, Apparel & Luxury Goods	1,975,897

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Thrifts & Mortgage Finance – 0.4%
36,703	Hudson City Bancorp, Inc.	$467,596
60,610	New York Community Bancorp Inc.	1,142,499
38,788	TrustCo Bank Corporation NY	245,916
	Total Thrifts & Mortgage Finance	1,856,011
	Tobacco – 1.8%
128,746	Altria Group, Inc.	3,169,727
101,762	Philip Morris International	5,956,130
21,468	Reynolds American Inc.	700,286
1	Vector Group Ltd	17
	Total Tobacco	9,826,160
	Wireless Telecommunication Services – 0.0%
5,500	USA Mobility Inc.	97,735
	Total Common Stocks (cost $438,715,770)	519,393,624

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.0%
$15,218	Repurchase Agreement with Fixed Income Clearing Corporation, dated	0.040%	1/03/11	$15,218,007
	12/31/2010, repurchase price $15,218,058, collateralized by
	$15,605,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $15,526,975
	Total Short-Term Investments (cost $15,218,007)			15,218,007
	Total Investments (cost $453,933,777) – 103.7%			534,611,631
	Other Assets Less Liabilities – (3.7)% (5)			(19,022,113)
	Net Assets – 100%			$515,589,518

Investments in Derivatives

Call Options Written at December 31, 2010:

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written (4)
(1,013)	S&P 500 Index	$(121,560,000)	1/22/11	$1,200	$(6,224,885)
(1,006)	S&P 500 Index	(123,235,000)	1/22/11	1,225	(4,029,030)
(502)	S&P 500 Index	(62,750,000)	1/22/11	1,250	(1,096,870)
(535)	S&P 500 Index	(64,200,000)	2/19/11	1,200	(3,699,525)
(497)	S&P 500 Index	(60,882,500)	2/19/11	1,225	(2,487,485)
(531)	S&P 500 Index	(66,375,000)	2/19/11	1,250	(1,770,885)
(4,084)	Total Call Options Written (premiums received $15,172,360)	$(499,002,500)			$(19,308,680)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  (5)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 101.2%
	Aerospace & Defense – 1.9%
59,141	Boeing Company	$3,859,542
65,731	Honeywell International Inc.	3,494,260
20,698	Lockheed Martin Corporation	1,446,997
34,617	Northrop Grumman Corporation	2,242,489
31,875	Raytheon Company	1,477,088
56,391	United Technologies Corporation	4,439,100
	Total Aerospace & Defense	16,959,476
	Air Freight & Logistics – 0.9%
113,537	United Parcel Service, Inc., Class B	8,240,515
	Airlines – 0.1%
138,259	AMR Corporation, (2)	1,077,038
	Auto Components – 0.4%
127,177	Gentex Corporation	3,759,352
	Automobiles – 0.4%
157,573	Ford Motor Company, (2)	2,645,651
33,442	Harley-Davidson, Inc.	1,159,434
	Total Automobiles	3,805,085
	Beverages – 2.0%
152,981	Coca-Cola Company	10,061,560
120,677	PepsiCo, Inc.	7,883,828
	Total Beverages	17,945,388
	Biotechnology – 2.8%
121,439	Amgen Inc., (2)	6,667,001
80,985	Biogen Idec Inc., (2)	5,430,044
110,300	Celgene Corporation, (2)	6,523,142
185,778	Gilead Sciences, Inc., (2)	6,732,595
	Total Biotechnology	25,352,782
	Capital Markets – 2.0%
159,239	Charles Schwab Corporation	2,724,579
48,725	Eaton Vance Corporation	1,472,957
32,737	Goldman Sachs Group, Inc.	5,505,054
41,872	Legg Mason, Inc.	1,518,697
135,727	Morgan Stanley	3,693,132
93,004	Waddell & Reed Financial, Inc., Class A	3,282,111
	Total Capital Markets	18,196,530
	Chemicals – 1.8%
61,593	Dow Chemical Company	2,102,785
53,002	E.I. Du Pont de Nemours and Company	2,643,740
35,463	Eastman Chemical Company	2,981,729

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Chemicals (continued)
22,467	Lubrizol Corporation	$2,401,273
49,021	Monsanto Company	3,413,822
1,899	Potash Corporation of Saskatchewan	294,022
103,452	RPM International, Inc.	2,286,289
	Total Chemicals	16,123,660
	Commercial Banks – 2.4%
65,480	Fifth Third Bancorp.	961,246
86,613	First Horizon National Corporation, (2)	1,020,309
5,588	HSBC Holdings PLC, Sponsored ADR	285,212
6	Lloyds Banking Group PLC, Sponsored ADR, (2)	25
43,429	Toronto-Dominion Bank	3,227,209
244,643	U.S. Bancorp	6,598,022
287,263	Wells Fargo & Company	8,902,280
	Total Commercial Banks	20,994,303
	Commercial Services & Supplies – 0.7%
81,168	Deluxe Corporation	1,868,487
49,936	R.R. Donnelley & Sons Company	872,382
83,454	Waste Management, Inc.	3,076,949
	Total Commercial Services & Supplies	5,817,818
	Communications Equipment – 4.3%
49,954	ADTRAN, Inc.	1,808,834
13,861	Aviat Networks Inc., (2)	70,275
611,906	Cisco Systems, Inc., (2)	12,378,858
46,488	Harris Corporation	2,105,906
76,265	Motorola, Inc., (2)	691,724
345,066	QUALCOMM, Inc.	17,077,316
67,034	Research In Motion Limited, (2)	3,896,686
	Total Communications Equipment	38,029,599
	Computers & Peripherals – 8.8%
194,035	Apple, Inc., (2)	62,587,932
142,078	Dell Inc., (2)	1,925,157
169,122	EMC Corporation, (2)	3,872,894
164,682	Hewlett-Packard Company	6,933,112
56,024	NetApp, Inc., (2)	3,079,079
	Total Computers & Peripherals	78,398,174
	Consumer Finance – 0.6%
75,858	American Express Company	3,255,825
72,637	Discover Financial Services	1,345,964
77,393	SLM Corporation, (2)	974,378
	Total Consumer Finance	5,576,167
	Containers & Packaging – 0.4%
78,989	Packaging Corp. of America	2,041,076
50,628	Sonoco Products Company	1,704,645
	Total Containers & Packaging	3,745,721
	Distributors – 0.3%
55,680	Genuine Parts Company	2,858,611
	Diversified Consumer Services – 0.1%
35,953	Hillenbrand Inc.	748,182

Nuveen Investments

Shares	Description (1)	Value
	Diversified Financial Services – 3.0%
539,330	Bank of America Corporation	$7,194,662
590,173	Citigroup Inc., (2)	2,791,518
11,080	CME Group, Inc.	3,564,990
110,655	ING Groep N.V, Sponsored ADR	1,083,312
290,443	JP Morgan Chase & Co	12,320,592
	Total Diversified Financial Services	26,955,074
	Diversified Telecommunication Services – 2.5%
518,103	AT&T Inc.	15,221,866
44,021	Frontier Communications Corporation	428,324
189,454	Verizon Communications Inc.	6,778,664
	Total Diversified Telecommunication Services	22,428,854
	Electric Utilities – 1.3%
128,436	Companhia Energetica de Minas Gerais, Sponsored ADR	2,130,753
193,791	Duke Energy Corporation	3,451,418
112,676	Great Plains Energy Incorporated	2,184,788
129,707	Pepco Holdings, Inc.	2,367,153
25,438	Pinnacle West Capital Corporation	1,054,405
	Total Electric Utilities	11,188,517
	Electrical Equipment – 1.5%
26,965	Cooper Industries Inc.	1,571,790
90,047	Emerson Electric Company	5,147,987
11,240	Hubbell Incorporated, Class B	675,861
31,575	Rockwell Automation, Inc.	2,264,243
49,398	Roper Industries Inc.	3,775,489
	Total Electrical Equipment	13,435,370
	Electronic Equipment & Instruments – 0.3%
151,095	Corning Incorporated	2,919,155
	Energy Equipment & Services – 2.1%
25,308	Diamond Offshore Drilling, Inc.	1,692,346
36,079	ENSCO International PLC, Sponsored ADR	1,925,897
150,956	Halliburton Company	6,163,533
54,107	Patterson-UTI Energy, Inc.	1,166,006
77,123	Schlumberger Limited	6,439,771
17,510	Tidewater Inc.	942,738
	Total Energy Equipment & Services	18,330,291
	Food & Staples Retailing – 2.0%
125,758	CVS Caremark Corporation	4,372,606
90,344	Kroger Co	2,020,092
38,974	SUPERVALU INC.	375,320
74,222	Walgreen Co	2,891,689
156,229	Wal-Mart Stores, Inc.	8,425,430
	Total Food & Staples Retailing	18,085,137
	Food Products – 0.7%
144,373	Kraft Foods Inc., Class A	4,549,193
109,395	Sara Lee Corporation	1,915,506
	Total Food Products	6,464,699

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Gas Utilities – 1.7%
23,164	AGL Resources Inc.	$830,429
100,700	Atmos Energy Corporation	3,141,840
75,051	National Fuel Gas Company	4,924,847
62,725	Nicor Inc.	3,131,232
49,805	ONEOK, Inc.	2,762,683
	Total Gas Utilities	14,791,031
	Health Care Equipment & Supplies – 1.6%
70,704	Baxter International, Inc.	3,579,036
36,821	Hill Rom Holdings Inc.	1,449,643
106,091	Hologic Inc., (2)	1,996,633
12,205	Intuitive Surgical, Inc., (2)	3,145,839
105,177	Medtronic, Inc.	3,901,015
	Total Health Care Equipment & Supplies	14,072,166
	Health Care Providers & Services – 1.9%
45,571	Aetna Inc.	1,390,371
62,293	Brookdale Senior Living Inc., (2)	1,333,693
26,104	Coventry Health Care, Inc., (2)	689,146
134,849	Express Scripts, Inc., (2)	7,288,588
100,396	UnitedHealth Group Incorporated	3,625,300
49,648	Wellpoint Inc., (2)	2,822,985
	Total Health Care Providers & Services	17,150,083
	Hotels, Restaurants & Leisure – 1.5%
51,390	International Game Technology	909,089
60	Las Vegas Sands, (2)	2,757
106,614	McDonald's Corporation	8,183,691
28,303	Starwood Hotels & Resorts Worldwide, Inc.	1,720,256
28,492	Wynn Resorts Ltd	2,958,609
	Total Hotels, Restaurants & Leisure	13,774,402
	Household Durables – 0.8%
97,917	KB Home	1,320,900
78,018	Newell Rubbermaid Inc.	1,418,367
40,513	Stanley Black & Decker Inc.	2,709,104
19,851	Whirlpool Corporation	1,763,364
	Total Household Durables	7,211,735
	Household Products – 1.6%
40,787	Colgate-Palmolive Company	3,278,051
173,418	Procter & Gamble Company	11,155,980
	Total Household Products	14,434,031
	Industrial Conglomerates – 1.6%
21,091	3M Co	1,820,153
674,895	General Electric Company	12,343,830
	Total Industrial Conglomerates	14,163,983
	Insurance – 1.3%
56,792	Allstate Corporation	1,810,529
9,033	American International Group, (2)	520,481
26,066	Arthur J. Gallagher & Co	757,999
92,800	CNO Financial Group Inc., (2)	629,184
189,397	Fidelity National Title Group Inc., Class A	2,590,951
50,700	Genworth Financial Inc., Class A, (2)	666,198
17,384	Hartford Financial Services Group, Inc.	460,502

Nuveen Investments

Shares	Description (1)	Value
	Insurance (continued)
31,606	Lincoln National Corporation	$878,963
103,489	Marsh & McLennan Companies, Inc.	2,829,389
13,952	Unitrin, Inc.	342,382
	Total Insurance	11,486,578
	Internet & Catalog Retail – 1.3%
60,817	Amazon.com, Inc., (2)	10,947,060
13,070	HSN, Inc., (2)	400,465
	Total Internet & Catalog Retail	11,347,525
	Internet Software & Services – 4.2%
38,488	Akamai Technologies, Inc., (2)	1,810,860
37,493	Baidu.com, Inc., Sponsored ADR, (2)	3,619,199
58,343	Earthlink, Inc.	501,750
203,273	eBay Inc., (2)	5,657,088
32,944	Google Inc., Class A, (2)	19,567,749
22,576	IAC/InterActiveCorp., (2)	647,931
30,343	United Online, Inc.	200,264
81,924	VeriSign, Inc., (2)	2,676,457
160,361	Yahoo! Inc., (2)	2,666,803
	Total Internet Software & Services	37,348,101
	IT Services – 2.5%
112,898	Automatic Data Processing, Inc.	5,224,919
61,069	Fidelity National Information Services	1,672,680
77,295	International Business Machines Corporation (IBM)	11,343,814
14,762	Lender Processing Services Inc.	435,774
107,491	Paychex, Inc.	3,322,547
	Total IT Services	21,999,734
	Leisure Equipment & Products – 0.3%
77,138	Mattel, Inc.	1,961,619
14,833	Polaris Industries Inc.	1,157,271
	Total Leisure Equipment & Products	3,118,890
	Machinery – 1.9%
41,362	Caterpillar Inc.	3,873,965
20,215	Deere & Company	1,678,856
43,913	Graco Inc.	1,732,368
27,670	Joy Global Inc.	2,400,373
53,447	SPX Corporation	3,820,926
67,275	Timken Company	3,211,036
	Total Machinery	16,717,524
	Media – 3.3%
412,018	Comcast Corporation, Special Class A	8,574,095
97,817	New York Times, Class A, (2)	958,607
309,975	News Corporation, Class A	4,513,236
62,373	Omnicom Group, Inc.	2,856,683
118,487	Regal Entertainment Group, Class A	1,391,037
355,542	Sirius XM Radio Inc., (2)	583,089
51,219	Viacom Inc., Class B	2,028,785
198,922	Walt Disney Company	7,461,564
149,513	Warner Music Group Corporation, (2)	841,758
	Total Media	29,208,854

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Metals & Mining – 1.2%
85,534	Alcoa Inc.	$1,316,368
5,433	Barrick Gold Corporation	288,927
19,693	Freeport-McMoRan Copper & Gold, Inc.	2,364,932
78,900	Hecla Mining Company, (2)	888,414
110,872	Southern Copper Corporation	5,403,901
	Total Metals & Mining	10,262,542
	Multiline Retail – 1.3%
58,848	Macy's, Inc.	1,488,854
54,585	Nordstrom, Inc.	2,313,312
35,573	Sears Holding Corporation, (2)	2,623,509
81,204	Target Corporation	4,882,797
	Total Multiline Retail	11,308,472
	Multi-Utilities – 0.8%
62,041	Ameren Corporation	1,748,936
57,468	OGE Energy Corp.	2,617,093
97,043	Public Service Enterprise Group Incorporated	3,086,938
	Total Multi-Utilities	7,452,967
	Oil, Gas & Consumable Fuels – 6.8%
151,412	Chevron Corporation	13,816,345
2,747	CNOOC Limited, Sponsored ADR	654,802
116,652	ConocoPhillips	7,944,001
386,315	Exxon Mobil Corporation	28,247,354
24,173	Hess Corporation	1,850,201
57,731	Occidental Petroleum Corporation	5,663,411
3,274	PetroChina Company Limited, Sponsored ADR	430,498
15,157	Royal Dutch Shell PLC, Class A, Sponsored ADR	1,012,184
40,039	SandRidge Energy Inc., (2)	293,085
39,133	StatoilHydro ASA, Sponsored ADR	930,191
558	Suncor Energy, Inc.	21,366
	Total Oil, Gas & Consumable Fuels	60,863,438
	Pharmaceuticals – 5.4%
132,583	Abbott Laboratories	6,352,052
142,745	Bristol-Myers Squibb Company	3,779,888
84,994	Eli Lilly and Company	2,978,190
12,316	GlaxoSmithKline PLC, Sponsored ADR	483,034
181,415	Johnson & Johnson	11,220,518
304,257	Merck & Company Inc.	10,965,422
694,855	Pfizer Inc.	12,166,911
	Total Pharmaceuticals	47,946,015
	Professional Services – 0.5%
56,869	Manpower Inc.	3,569,098
66,137	Resources Connection, Inc.	1,229,487
	Total Professional Services	4,798,585
	Real Estate Investment Trust – 1.5%
66,093	Apartment Investment & Management Company, Class A	1,707,843
69,975	Brandywine Realty Trust	815,209
34,687	CBL & Associates Properties Inc.	607,023
114,294	DCT Industrial Trust Inc.	606,901
49,733	Health Care REIT, Inc.	2,369,280
100,726	Lexington Corporate Properties Trust	800,772
46,608	Liberty Property Trust	1,487,727

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
105,344	Nationwide Health Properties, Inc.	$3,832,415
129,993	U-Store-It Trust	1,238,833
	Total Real Estate Investment Trust	13,466,003
	Road & Rail – 0.5%
4,035	Dollas Thrifty Automotive Group Inc., (2)	190,694
45,007	Union Pacific Corporation	4,170,349
	Total Road & Rail	4,361,043
	Semiconductors & Equipment – 4.0%
93,975	Altera Corporation	3,343,631
73,634	Analog Devices, Inc.	2,773,793
241,972	Applied Materials, Inc.	3,399,707
101,568	Broadcom Corporation, Class A	4,423,286
9,350	First Solar Inc., (2)	1,216,809
546,160	Intel Corporation	11,485,745
26,060	Intersil Holding Corporation, Class A	397,936
78,287	Linear Technology Corporation	2,707,947
109,468	National Semiconductor Corporation	1,506,280
130,805	Texas Instruments Incorporated	4,251,163
	Total Semiconductors & Equipment	35,506,297
	Software – 6.4%
290,858	Activision Blizzard Inc.	3,618,274
164,419	Adobe Systems Incorporated, (2)	5,060,817
78,177	Autodesk, Inc., (2)	2,986,361
1,201	McAfee Inc., (2)	55,618
924,744	Microsoft Corporation	25,818,853
629,409	Oracle Corporation	19,700,503
	Total Software	57,240,426
	Specialty Retail – 2.1%
20,823	Abercrombie & Fitch Co., Class A	1,200,029
59,432	American Eagle Outfitters, Inc.	869,490
55,598	Best Buy Co., Inc.	1,906,455
70,360	CarMax, Inc., (2)	2,243,077
79,661	Gap, Inc.	1,763,695
120,273	Home Depot, Inc.	4,216,771
94,934	Limited Brands, Inc.	2,917,322
125,615	Lowe's Companies, Inc.	3,150,424
	Total Specialty Retail	18,267,263
	Thrifts & Mortgage Finance – 0.4%
40,800	MGIC Investment Corporation, (2)	415,752
180,604	New York Community Bancorp Inc.	3,404,385
	Total Thrifts & Mortgage Finance	3,820,137
	Tobacco – 1.2%
20,321	Altria Group, Inc.	500,303
150,892	Philip Morris International	8,831,709
36,132	Reynolds American Inc.	1,178,626
	Total Tobacco	10,510,638

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Wireless Telecommunication Services – 0.3%
31,276	China Mobile Hong Kong Limited, Sponsored ADR	$1,551,915
161,500	Sprint Nextel Corporation, (2)	683,145
	Total Wireless Telecommunication Services	2,235,060
	Total Common Stocks (cost $707,946,001)	902,299,021

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.4%
$21,370	Repurchase Agreement with Fixed Income Clearing Corporation, dated	0.040%	1/03/11	$21,369,724
	12/31/2010, repurchase price $21,369,795, collateralized by
	$21,910,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $21,800,450
	Total Short-Term Investments (cost $21,369,724)			21,369,724
	Total Investments (cost $729,315,725) – 103.6%			923,668,745
	Other Assets Less Liabilities – (3.6)% (5)			(32,151,361)
	Net Assets – 100%			$891,517,384

Investments in Derivatives

Call Options Written at December 31, 2010:

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written (4)
(593)	Mini-NDX 100 Index	$(12,749,500)	1/22/11	$215.0	$(526,288)
(1,430)	Mini-NDX 100 Index	(31,102,500)	1/22/11	217.5	(986,700)
(1,132)	Mini-NDX 100 Index	(24,621,000)	2/19/11	217.5	(1,024,460)
(1,122)	Mini-NDX 100 Index	(24,684,000)	2/19/11	220.0	(835,890)
(684)	Mini-NDX 100 Index	(15,048,000)	3/19/11	220.0	(624,150)
(90)	NASDAQ-100 Index	(19,350,000)	1/22/11	2,150.0	(793,800)
(102)	NASDAQ-100 Index	(22,185,000)	1/22/11	2,175.0	(697,170)
(114)	NASDAQ-100 Index	(24,795,000)	2/19/11	2,175.0	(1,034,550)
(135)	NASDAQ-100 Index	(29,700,000)	2/19/11	2,200.0	(1,007,775)
(60)	NASDAQ-100 Index	(13,200,000)	3/19/11	2,200.0	(555,000)
(1,322)	S&P 500 Index	(158,640,000)	1/22/11	1,200.0	(8,123,690)
(1,309)	S&P 500 Index	(160,352,500)	1/22/11	1,225.0	(5,242,545)
(669)	S&P 500 Index	(83,625,000)	1/22/11	1,250.0	(1,461,765)
(700)	S&P 500 Index	(84,000,000)	2/19/11	1,200.0	(4,840,500)
(649)	S&P 500 Index	(79,502,500)	2/19/11	1,225.0	(3,248,245)
(703)	S&P 500 Index	(87,875,000)	2/19/11	1,250.0	(2,344,505)
(10,814)	Total Call Options Written (premiums received $28,230,630)	$(871,430,000)			$(33,347,033)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  (5)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 100.4%
	Aerospace & Defense – 1.3%
16,479	Boeing Company	$1,075,420
29,354	Honeywell International Inc.	1,560,459
22,971	United Technologies Corporation	1,808,277
	Total Aerospace & Defense	4,444,156
	Air Freight & Logistics – 1.0%
47,270	United Parcel Service, Inc., Class B	3,430,857
	Airlines – 0.5%
22,470	Delta Air Lines, Inc., (2)	283,122
27,885	Lan Airlines S.A., Sponsored ADR	858,300
34,353	Southwest Airlines Co	445,902
	Total Airlines	1,587,324
	Auto Components – 0.5%
10,102	American Axle and Manufacturing Holdings Inc., (2)	129,912
28,366	Cooper Tire & Rubber	668,870
35,760	Gentex Corporation	1,057,066
	Total Auto Components	1,855,848
	Automobiles – 0.4%
51,547	Ford Motor Company, (2)	865,474
14,597	Harley-Davidson, Inc.	506,078
	Total Automobiles	1,371,552
	Beverages – 1.3%
41,011	Coca-Cola Company	2,697,293
27,661	PepsiCo, Inc.	1,807,093
	Total Beverages	4,504,386
	Biotechnology – 3.8%
30,915	Amgen Inc., (2)	1,697,234
65,264	Celgene Corporation, (2)	3,859,713
12,644	Cephalon, Inc., (2)	780,388
39,118	Genzyme Corporation, (2)	2,785,202
107,094	Gilead Sciences, Inc., (2)	3,881,087
18,280	Human Genome Sciences, Inc., (2)	436,709
	Total Biotechnology	13,440,333
	Capital Markets – 1.1%
15,156	Bank of New York Company, Inc.	457,711
46,966	Charles Schwab Corporation	803,588
8,590	Goldman Sachs Group, Inc.	1,444,494
24,095	Morgan Stanley	655,625
17,346	Waddell & Reed Financial, Inc., Class A	612,140
	Total Capital Markets	3,973,558

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Chemicals – 1.0%
33,915	Dow Chemical Company	$1,157,858
35,575	E.I. Du Pont de Nemours and Company	1,774,481
6,185	Monsanto Company	430,723
	Total Chemicals	3,363,062
	Commercial Banks – 1.5%
31,331	FirstMerit Corporation	620,040
9,487	Toronto-Dominion Bank	704,979
65,040	U.S. Bancorp	1,754,129
70,518	Wells Fargo & Company	2,185,353
	Total Commercial Banks	5,264,501
	Commercial Services & Supplies – 0.4%
29,414	Covanta Holding Corporation	505,627
13,828	Deluxe Corporation	318,321
26,895	R.R. Donnelley & Sons Company	469,856
	Total Commercial Services & Supplies	1,293,804
	Communications Equipment – 5.7%
6,820	Aviat Networks Inc., (2)	34,577
288,876	Cisco Systems, Inc., (2)	5,843,961
21,578	Comverse Technology, Inc., (2)	156,656
17,501	Harris Corporation	792,795
208,949	QUALCOMM, Inc.	10,340,886
51,392	Research In Motion Limited, (2)	2,987,417
	Total Communications Equipment	20,156,292
	Computers & Peripherals – 12.6%
129,207	Apple, Inc., (2)	41,677,007
56,388	EMC Corporation, (2)	1,291,285
34,405	Hewlett-Packard Company	1,448,451
	Total Computers & Peripherals	44,416,743
	Consumer Finance – 0.4%
24,868	American Express Company	1,067,335
23,560	SLM Corporation, (2)	296,620
	Total Consumer Finance	1,363,955
	Containers & Packaging – 0.2%
19,780	Packaging Corp. of America	511,115
4,824	Sonoco Products Company	162,424
	Total Containers & Packaging	673,539
	Distributors – 0.0%
2,607	Genuine Parts Company	133,843
	Diversified Consumer Services – 0.2%
4,119	ITT Educational Services, Inc., (2)	262,339
63,150	Service Corporation International	520,988
	Total Diversified Consumer Services	783,327
	Diversified Financial Services – 1.8%
146,487	Bank of America Corporation	1,954,137
3,262	CME Group, Inc.	1,049,549
71,577	JP Morgan Chase & Co	3,036,296
13,902	Moody's Corporation	368,959
	Total Diversified Financial Services	6,408,941

Nuveen Investments

Shares	Description (1)	Value
	Diversified Telecommunication Services – 2.2%
137,927	AT&T Inc.	$4,052,295
25,758	Chunghwa Telecom Co., Ltd, Sponsored ADR	650,905
81,073	Frontier Communications Corporation	788,840
59,238	Verizon Communications Inc.	2,119,536
	Total Diversified Telecommunication Services	7,611,576
	Electric Utilities – 1.0%
86,906	Duke Energy Corporation	1,547,796
48,358	Great Plains Energy Incorporated	937,662
28,722	Pinnacle West Capital Corporation	1,190,527
	Total Electric Utilities	3,675,985
	Electrical Equipment – 1.5%
17,689	Cooper Industries Inc.	1,031,092
29,749	Emerson Electric Company	1,700,750
11,238	Hubbell Incorporated, Class B	675,741
14,562	Rockwell Automation, Inc.	1,044,241
13,012	Roper Industries Inc.	994,507
	Total Electrical Equipment	5,446,331
	Electronic Equipment & Instruments – 0.6%
24,324	Amphenol Corporation, Class A	1,283,821
50,810	Corning Incorporated	981,649
	Total Electronic Equipment & Instruments	2,265,470
	Energy Equipment & Services – 1.7%
29,580	Cooper International Corporation, (2)	1,500,593
10,864	Diamond Offshore Drilling, Inc.	726,476
49,812	Halliburton Company	2,033,824
18,804	Schlumberger Limited	1,570,134
	Total Energy Equipment & Services	5,831,027
	Food & Staples Retailing – 1.2%
34,754	CVS Caremark Corporation	1,208,397
22,982	Kroger Co	513,878
23,034	SUPERVALU INC.	221,817
27,047	Walgreen Co	1,053,751
23,831	Wal-Mart Stores, Inc.	1,285,206
	Total Food & Staples Retailing	4,283,049
	Food Products – 0.8%
18,807	Archer-Daniels-Midland Company	565,715
42,081	Kraft Foods Inc.	1,325,972
63,041	Sara Lee Corporation	1,103,848
	Total Food Products	2,995,535
	Gas Utilities – 0.6%
25,741	Nicor Inc.	1,284,991
26,900	Piedmont Natural Gas Company	752,124
	Total Gas Utilities	2,037,115
	Health Care Equipment & Supplies – 1.0%
35,925	Accuray, Inc., (2)	242,494
13,283	Baxter International, Inc.	672,385
37,622	Boston Scientific Corporation, (2)	284,799
9,327	CareFusion Corporation, (2)	239,704

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
898	Covidien PLC	$41,003
12,334	Hill Rom Holdings Inc.	485,590
15,744	Medtronic, Inc.	583,945
11,855	Saint Jude Medical Inc., (2)	506,801
11,285	Zimmer Holdings, Inc., (2)	605,779
	Total Health Care Equipment & Supplies	3,662,500
	Health Care Providers & Services – 1.5%
13,759	Brookdale Senior Living Inc., (2)	294,580
22,283	Cardinal Health, Inc.	853,662
25,434	Lincare Holdings	682,394
14,749	Medco Health Solutions, Inc., (2)	903,671
10,000	Omnicare, Inc.	253,900
48,700	Tenet Healthcare Corporation, (2)	325,803
19,747	UnitedHealth Group Incorporated	713,064
20,106	Universal Health Services, Inc., Class B	873,003
8,100	Wellpoint Inc., (2)	460,566
	Total Health Care Providers & Services	5,360,643
	Hotels, Restaurants & Leisure – 2.6%
9,772	Carnival Corporation	450,587
27,099	International Game Technology	479,381
10,272	Interval Leisure Group Inc., (2)	165,790
7,801	McDonald's Corporation	598,805
130,785	Starbucks Corporation	4,202,122
33,342	Starwood Hotels & Resorts Worldwide, Inc.	2,026,527
19,573	Tim Hortons Inc.	806,995
84,855	Wendy's International, Inc.	392,030
	Total Hotels, Restaurants & Leisure	9,122,237
	Household Durables – 0.4%
13,979	KB Home	188,577
36,936	Newell Rubbermaid Inc.	671,496
4,344	Whirlpool Corporation	385,878
	Total Household Durables	1,245,951
	Household Products – 0.7%
37,566	Procter & Gamble Company	2,416,621
	Industrial Conglomerates – 1.3%
13,876	3M Co	1,197,499
177,574	General Electric Company	3,247,828
	Total Industrial Conglomerates	4,445,327
	Insurance – 1.3%
17,619	AFLAC Incorporated	994,240
1,106	Arch Capital Group Limited, (2)	97,383
26,516	Fidelity National Title Group Inc., Class A	362,739
30,409	Marsh & McLennan Companies, Inc.	831,382
14,446	Prudential Financial, Inc.	848,125
24,701	Travelers Companies, Inc.	1,376,093
	Total Insurance	4,509,962
	Internet & Catalog Retail – 2.0%
37,356	Amazon.com, Inc., (2)	6,724,080
10,391	HSN, Inc., (2)	318,380
	Total Internet & Catalog Retail	7,042,460

Nuveen Investments

Shares	Description (1)	Value
	Internet Software & Services – 5.4%
26,494	Akamai Technologies, Inc., (2)	$1,246,543
2,017	AOL Inc., (2)	47,823
131,640	eBay Inc., (2)	3,663,541
19,280	Google Inc., Class A, (2)	11,451,742
20,300	IAC/InterActiveCorp., (2)	582,610
43,598	United Online, Inc.	287,747
104,026	Yahoo! Inc., (2)	1,729,952
	Total Internet Software & Services	19,009,958
	IT Services – 3.2%
61,947	Automatic Data Processing, Inc.	2,866,907
23,280	Fidelity National Information Services	637,639
8,158	Global Payments Inc.	376,981
25,920	Infosys Technologies Limited, Sponsored ADR	1,971,994
18,400	International Business Machines Corporation (IBM)	2,700,384
9,443	Lender Processing Services Inc.	278,757
63,148	Paychex, Inc.	1,951,905
8,557	Visa Inc.	602,242
	Total IT Services	11,386,809
	Life Sciences Tools & Services – 0.9%
18,661	Agilent Technologies, Inc., (2)	773,125
40,468	Life Technologies Corporation, (2)	2,245,974
	Total Life Sciences Tools & Services	3,019,099
	Machinery – 1.9%
23,018	Caterpillar Inc.	2,155,866
12,121	Danaher Corporation	571,748
16,763	Deere & Company	1,392,167
7,327	Eaton Corporation	743,764
22,531	Graco Inc.	888,848
15,335	SPX Corporation	1,096,299
	Total Machinery	6,848,692
	Media – 3.7%
19,588	CBS Corporation, Class B	373,151
172,714	Comcast Corporation, Special Class A	3,594,178
79,633	DIRECTV Group, Inc., (2)	3,179,746
3,122	Liberty Media Starz, (2)	207,551
12,927	Live Nation Inc., (2)	147,626
96,097	News Corporation, Class A	1,399,172
54,235	News Corporation, Class B	890,539
21,715	Omnicom Group, Inc.	994,547
17,377	Regal Entertainment Group, Class A	204,006
5,992	Time Warner Cable, Class A	395,652
6,115	Time Warner Inc.	196,720
36,601	Walt Disney Company	1,372,904
	Total Media	12,955,792
	Metals & Mining – 0.9%
13,175	AngloGold Ashanti Limited, Sponsored ADR	648,605
62,873	Companhia Siderurgica Nacional S.A., Sponsored ADR	1,048,093
31,323	Southern Copper Corporation	1,526,683
	Total Metals & Mining	3,223,381

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Multiline Retail – 1.1%
10,865	Family Dollar Stores, Inc.	$540,099
10,883	J.C. Penney Company, Inc.	351,630
1,308	Kohl's Corporation, (2)	71,077
26,822	Macy's, Inc.	678,597
18,036	Sears Holding Corporation, (2)	1,330,155
15,596	Target Corporation	937,787
	Total Multiline Retail	3,909,345
	Multi-Utilities – 0.6%
21,316	Integrys Energy Group, Inc.	1,034,039
25,517	OGE Energy Corp.	1,162,044
	Total Multi-Utilities	2,196,083
	Oil, Gas & Consumable Fuels – 4.7%
55,616	Chevron Corporation	5,074,960
51,533	ConocoPhillips	3,509,397
12,007	Delta Petroleum Corporation, (2)	9,125
106,154	Exxon Mobil Corporation	7,761,980
5,224	Royal Dutch Shell PLC, Class A, Sponsored ADR	348,859
	Total Oil, Gas & Consumable Fuels	16,704,321
	Paper & Forest Products – 0.2%
21,521	International Paper Company	586,232
	Pharmaceuticals – 4.4%
26,860	Abbott Laboratories	1,286,863
15,020	Allergan, Inc.	1,031,423
59,703	Bristol-Myers Squibb Company	1,580,935
25,114	Eli Lilly and Company	879,995
20,132	Forest Laboratories, Inc., (2)	643,821
16,139	GlaxoSmithKline PLC, Sponsored ADR	632,972
41,548	Johnson & Johnson	2,569,744
87,471	Merck & Company Inc.	3,152,455
8,013	Novartis AG, Sponsored ADR	472,366
179,032	Pfizer Inc.	3,134,850
	Total Pharmaceuticals	15,385,424
	Professional Services – 0.7%
17,552	Manpower Inc.	1,101,564
21,473	Resources Connection, Inc.	399,183
30,314	Robert Half International Inc.	927,608
	Total Professional Services	2,428,355
	Real Estate Investment Trust – 0.9%
18,413	Apartment Investment & Management Company, Class A	475,792
49,000	DCT Industrial Trust Inc.	260,190
4,590	Developers Diversified Realty Corporation	64,673
31,254	Nationwide Health Properties, Inc.	1,137,021
40,126	Senior Housing Properties Trust	880,364
28,958	U-Store-It Trust	275,970
	Total Real Estate Investment Trust	3,094,010
	Semiconductors & Equipment – 5.8%
54,140	Advanced Micro Devices, Inc., (2)	442,865
57,825	Altera Corporation	2,057,414
9,099	Analog Devices, Inc.	342,759
96,614	Applied Materials, Inc.	1,357,427

Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
93,518	Atmel Corporation, (2)	$1,152,142
52,935	Broadcom Corporation, Class A	2,305,319
1,449	Cree, Inc., (2)	95,475
1,090	Cymer, Inc., (2)	49,126
11,761	Cypress Semiconductor Corporation, (2)	218,519
28,948	Fairchild Semiconductor International Inc., Class A, (2)	451,878
17,789	Integrated Device Technology, Inc., (2)	118,475
276,903	Intel Corporation	5,823,270
2,596	Intersil Holding Corporation, Class A	39,641
46,004	Linear Technology Corporation	1,591,278
95,908	LSI Logic Corporation, (2)	574,489
14,662	MEMC Electronic Materials, (2)	165,094
24,328	National Semiconductor Corporation	334,753
4,888	Novellus Systems, Inc., (2)	157,980
88,873	NVIDIA Corporation, (2)	1,368,644
45,017	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	564,513
24,262	Texas Instruments Incorporated	788,515
15,725	Varian Semiconductor Equipment Associate, (2)	581,353
	Total Semiconductors & Equipment	20,580,929
	Software – 8.3%
171,474	Activision Blizzard Inc.	2,133,137
71,433	Adobe Systems Incorporated, (2)	2,198,708
43,406	Autodesk, Inc., (2)	1,658,109
61,242	CA Inc.	1,496,754
33,659	Cadence Design Systems, Inc., (2)	278,023
43,062	Electronic Arts Inc. (EA), (2)	705,356
2,405	McAfee Inc., (2)	111,376
426,852	Microsoft Corporation	11,917,708
277,119	Oracle Corporation	8,673,825
2,118	SAP AG, Sponsored ADR	107,192
	Total Software	29,280,188
	Specialty Retail – 1.8%
16,694	Best Buy Co., Inc.	572,437
14,338	Gap, Inc.	317,443
41,949	Home Depot, Inc.	1,470,732
30,941	Limited Brands, Inc.	950,817
34,823	Lowe's Companies, Inc.	873,361
17,774	TJX Companies, Inc.	788,988
35,381	Urban Outfitters, Inc., (2)	1,266,994
	Total Specialty Retail	6,240,772
	Textiles, Apparel & Luxury Goods – 0.2%
12,633	Coach, Inc.	698,731
	Thrifts & Mortgage Finance – 0.0%
6,252	Capitol Federal Financial Inc.	74,461
1,712	Tree.com Inc., (2)	16,161
	Total Thrifts & Mortgage Finance	90,622
	Tobacco – 0.9%
44,849	Altria Group, Inc.	1,104,182
35,651	Philip Morris International	2,086,653
	Total Tobacco	3,190,835

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Wireless Telecommunication Services – 0.7%
18,132	China Mobile Hong Kong Limited, Sponsored ADR	$899,710
9,319	Crown Castle International Corporation, (2)	408,452
45,343	Vodafone Group PLC, Sponsored ADR	1,198,415
	Total Wireless Telecommunication Services	2,506,577
	Total Common Stocks (cost $254,385,947)	353,753,965

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.1%
$11,001	Repurchase Agreement with Fixed Income Clearing Corporation, dated	0.040%	1/03/11	$11,001,025
	12/31/2010, repurchase price $11,001,062, collateralized by
	$11,280,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $11,223,600
	Total Short-Term Investments (cost $11,001,025)			11,001,025
	Total Investments (cost $265,386,972) – 103.5%			364,754,990
	Other Assets Less Liabilities – (3.5)% (5)			(12,324,064)
	Net Assets – 100%			$352,430,926

Investments in Derivatives

Call Options Written at December 31, 2010:

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written (4)
(526)	Mini-NDX 100 Index	$(11,309,000)	1/22/11	$215.0	$(466,825)
(862)	Mini-NDX 100 Index	(18,748,500)	1/22/11	217.5	(594,780)
(971)	Mini-NDX 100 Index	(21,119,250)	2/19/11	217.5	(878,755)
(1,443)	Mini-NDX 100 Index	(31,746,000)	2/19/11	220.0	(1,075,035)
(532)	Mini-NDX 100 Index	(11,704,000)	3/19/11	220.0	(485,450)
(65)	NASDAQ-100 Index	(13,975,000)	1/22/11	2,150.0	(573,300)
(106)	NASDAQ-100 Index	(23,055,000)	1/22/11	2,175.0	(724,510)
(84)	NASDAQ-100 Index	(18,270,000)	2/19/11	2,175.0	(762,300)
(51)	NASDAQ-100 Index	(11,220,000)	2/19/11	2,200.0	(380,715)
(47)	NASDAQ-100 Index	(10,340,000)	3/19/11	2,200.0	(434,750)
(343)	S&P 500 Index	(41,160,000)	1/22/11	1,200.0	(2,107,735)
(344)	S&P 500 Index	(42,140,000)	1/22/11	1,225.0	(1,377,720)
(174)	S&P 500 Index	(21,750,000)	1/22/11	1,250.0	(380,190)
(182)	S&P 500 Index	(21,840,000)	2/19/11	1,200.0	(1,258,530)
(169)	S&P 500 Index	(20,702,500)	2/19/11	1,225.0	(845,845)
(184)	S&P 500 Index	(23,000,000)	2/19/11	1,250.0	(613,640)
(6,083)	Total Call Options Written (premiums received $11,764,119)	$(342,079,250)			$(12,960,080)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  (5)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 100.5%
	Aerospace & Defense – 2.7%
24,507	Boeing Company	$1,599,327
6,100	Goodrich Corporation	537,227
31,477	Honeywell International Inc.	1,673,317
14,434	Raytheon Company	668,872
23,941	United Technologies Corporation	1,884,636
	Total Aerospace & Defense	6,363,379
	Air Freight & Logistics – 1.0%
32,291	United Parcel Service, Inc., Class B	2,343,681
	Airlines – 0.2%
13,335	Lan Airlines S.A., Sponsored ADR	410,451
	Auto Components – 0.1%
9,310	Cooper Tire & Rubber	219,530
5,700	Dana Holding Corporation, (2)	98,097
	Total Auto Components	317,627
	Automobiles – 0.7%
99,139	Ford Motor Company, (2)	1,664,544
	Beverages – 2.2%
46,685	Coca-Cola Company	3,070,472
33,632	PepsiCo, Inc.	2,197,179
	Total Beverages	5,267,651
	Biotechnology – 0.7%
10,689	Celgene Corporation, (2)	632,147
1,860	Cephalon, Inc., (2)	114,799
22,781	Gilead Sciences, Inc., (2)	825,583
10,546	PDL Biopahrma Inc.	65,702
	Total Biotechnology	1,638,231
	Capital Markets – 2.3%
53,257	Charles Schwab Corporation	911,227
24,627	Federated Investors Inc.	644,489
13,003	Goldman Sachs Group, Inc.	2,186,584
40,842	Morgan Stanley	1,111,311
14,786	Waddell & Reed Financial, Inc., Class A	521,798
	Total Capital Markets	5,375,409
	Chemicals – 2.6%
32,040	Dow Chemical Company	1,093,846
38,322	E.I. Du Pont de Nemours and Company	1,911,501
7,200	Eastman Chemical Company	605,376
11,108	Monsanto Company	773,561
27,935	Olin Corporation	573,226

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Chemicals (continued)
9,462	PPG Industries, Inc.	$795,470
16,530	RPM International, Inc.	365,313
	Total Chemicals	6,118,293
	Commercial Banks – 3.0%
12,408	Comerica Incorporated	524,114
11,483	Fifth Third Bancorp.	168,570
11,582	First Horizon National Corporation, (2)	136,438
8,574	FirstMerit Corporation	169,679
49,105	Huntington BancShares Inc.	337,351
33,673	Regions Financial Corporation	235,711
67,046	U.S. Bancorp	1,808,231
121,497	Wells Fargo & Company	3,765,192
	Total Commercial Banks	7,145,286
	Commercial Services & Supplies – 0.3%
5,330	Avery Dennison Corporation	225,672
14,872	Deluxe Corporation	342,353
8,400	Kimball International Inc., Class B	57,960
11,117	Standard Register Company	37,909
	Total Commercial Services & Supplies	663,894
	Communications Equipment – 2.3%
128,861	Cisco Systems, Inc., (2)	2,606,858
104,122	Motorola, Inc., (2)	944,387
37,088	QUALCOMM, Inc.	1,835,485
1,784	Research In Motion Limited, (2)	103,704
	Total Communications Equipment	5,490,434
	Computers & Peripherals – 3.2%
18,222	Apple, Inc., (2)	5,877,688
30,455	Dell Inc., (2)	412,665
58,861	EMC Corporation, (2)	1,347,917
	Total Computers & Peripherals	7,638,270
	Consumer Finance – 0.5%
25,173	American Express Company	1,080,425
	Containers & Packaging – 0.2%
19,132	Packaging Corp. of America	494,371
	Distributors – 0.5%
21,089	Genuine Parts Company	1,082,709
	Diversified Consumer Services – 0.1%
5,562	Apollo Group, Inc., (2)	219,643
	Diversified Financial Services – 4.6%
206,045	Bank of America Corporation	2,748,640
418,177	Citigroup Inc., (2)	1,977,977
2,592	CME Group, Inc.	833,976
4,327	Intercontinental Exchange, Inc., (2)	515,562
98,908	JP Morgan Chase & Co	4,195,677
17,015	New York Stock Exchange Euronext	510,110
	Total Diversified Financial Services	10,781,942

Nuveen Investments

Shares	Description (1)	Value
	Diversified Telecommunication Services – 4.0%
4,000	Alaska Communications Systems Group Inc.	$44,400
168,982	AT&T Inc.	4,964,691
111,815	Frontier Communications Corporation	1,087,960
91,106	Verizon Communications Inc.	3,259,773
	Total Diversified Telecommunication Services	9,356,824
	Electric Utilities – 1.5%
77,700	Duke Energy Corporation	1,383,837
61,212	Great Plains Energy Incorporated	1,186,901
23,442	Progress Energy, Inc.	1,019,258
	Total Electric Utilities	3,589,996
	Electrical Equipment – 1.1%
6,295	Cooper Industries Inc.	366,936
28,823	Emerson Electric Company	1,647,811
6,854	Rockwell Automation, Inc.	491,500
	Total Electrical Equipment	2,506,247
	Electronic Equipment & Instruments – 0.4%
48,583	Corning Incorporated	938,624
	Energy Equipment & Services – 2.7%
12,531	Baker Hughes Incorporated	716,397
2,246	Carbo Ceramics Inc.	232,551
33,801	Halliburton Company	1,380,095
9,961	National-Oilwell Varco Inc.	669,877
2,835	Noble Corporation	101,408
37,241	Schlumberger Limited	3,109,624
1,869	Tidewater Inc.	100,627
	Total Energy Equipment & Services	6,310,579
	Food & Staples Retailing – 1.9%
31,018	CVS Caremark Corporation	1,078,496
23,426	SUPERVALU INC.	225,592
52,498	Wal-Mart Stores, Inc.	2,831,217
6,512	Whole Foods Market, Inc., (2)	329,442
	Total Food & Staples Retailing	4,464,747
	Food Products – 1.1%
13,960	Archer-Daniels-Midland Company	419,917
33,806	ConAgra Foods, Inc.	763,339
47,796	Kraft Foods Inc.	1,506,052
	Total Food Products	2,689,308
	Gas Utilities – 0.6%
18,129	Nicor Inc.	905,000
7,318	ONEOK, Inc.	405,929
	Total Gas Utilities	1,310,929
	Health Care Equipment & Supplies – 0.7%
28,854	Boston Scientific Corporation, (2)	218,425
3,976	Hologic Inc., (2)	74,828
33,819	Medtronic, Inc.	1,254,347
	Total Health Care Equipment & Supplies	1,547,600

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Health Care Providers & Services – 1.9%
13,746	Aetna Inc.	$419,390
1,637	Brookdale Senior Living Inc., (2)	35,048
14,432	Express Scripts, Inc., (2)	780,050
5,614	Humana Inc., (2)	307,310
3,420	Lincare Holdings	91,759
15,149	Medco Health Solutions, Inc., (2)	928,179
24,649	Tenet Healthcare Corporation, (2)	164,902
30,450	UnitedHealth Group Incorporated	1,099,550
13,135	Wellpoint Inc., (2)	746,856
	Total Health Care Providers & Services	4,573,044
	Hotels, Restaurants & Leisure – 1.4%
9,393	International Game Technology	166,162
30,196	McDonald's Corporation	2,317,845
11,488	MGM Mirage Inc., (2)	170,597
4,557	Tim Hortons Inc.	187,885
43,350	Wendy's International, Inc.	200,277
5,549	Wyndham Worldwide Corporation	166,248
	Total Hotels, Restaurants & Leisure	3,209,014
	Household Durables – 0.9%
9,110	KB Home	122,894
7,125	Lennar Corporation, Class A	133,594
16,964	Newell Rubbermaid Inc.	308,406
21,287	Stanley Black & Decker Inc.	1,423,462
2,527	Whirlpool Corporation	224,473
	Total Household Durables	2,212,829
	Household Products – 2.1%
6,813	Colgate-Palmolive Company	547,561
11,687	Kimberly-Clark Corporation	736,748
58,636	Procter & Gamble Company	3,772,054
	Total Household Products	5,056,363
	Industrial Conglomerates – 2.4%
16,989	3M Co	1,466,151
230,736	General Electric Company	4,220,161
	Total Industrial Conglomerates	5,686,312
	Insurance – 2.6%
22,025	Arthur J. Gallagher & Co	640,487
9,351	Berkshire Hathaway Inc., Class B, (2)	749,109
16,883	Fidelity National Title Group Inc., Class A	230,959
19,830	Genworth Financial Inc., Class A, (2)	260,566
29,671	Lincoln National Corporation	825,151
27,861	Marsh & McLennan Companies, Inc.	761,720
16,648	Mercury General Corporation	716,030
14,413	Prudential Financial, Inc.	846,187
15,398	Travelers Companies, Inc.	857,823
12,560	Unitrin, Inc.	308,222
	Total Insurance	6,196,254
	Internet & Catalog Retail – 0.7%
8,927	Amazon.com, Inc., (2)	1,606,860

Nuveen Investments

Shares	Description (1)	Value
	Internet Software & Services – 2.1%
3,480	Akamai Technologies, Inc., (2)	$163,734
27,399	eBay Inc., (2)	762,514
5,226	Google Inc., Class A, (2)	3,104,087
22,961	United Online, Inc.	151,543
6,548	VeriSign, Inc., (2)	213,923
27,685	Yahoo! Inc., (2)	460,402
	Total Internet Software & Services	4,856,203
	IT Services – 3.1%
35,988	Automatic Data Processing, Inc.	1,665,525
9,387	Cognizant Technology Solutions Corporation, Class A, (2)	687,973
11,474	Fidelity National Information Services	314,273
28,633	International Business Machines Corporation (IBM)	4,202,179
2,687	Lender Processing Services Inc.	79,320
4,147	Visa Inc.	291,866
	Total IT Services	7,241,136
	Leisure Equipment & Products – 0.6%
21,491	Eastman Kodak Company, (2)	115,192
28,977	Mattel, Inc.	736,885
7,861	Polaris Industries Inc.	613,315
	Total Leisure Equipment & Products	1,465,392
	Life Sciences Tools & Services – 0.1%
1,370	Covance, Inc., (2)	70,432
2,730	Life Technologies Corporation, (2)	151,515
	Total Life Sciences Tools & Services	221,947
	Machinery – 2.5%
3,706	Briggs & Stratton Corporation	72,971
19,681	Caterpillar Inc.	1,843,322
9,268	Cummins Inc.	1,019,573
13,644	Deere & Company	1,133,134
17,971	Illinois Tool Works, Inc.	959,651
5,351	Pentair, Inc.	195,365
11,866	Snap-on Incorporated	671,378
	Total Machinery	5,895,394
	Media – 1.7%
8,069	CBS Corporation, Class B	153,714
96,336	Comcast Corporation, Class A	2,116,502
7,926	Gannett Company Inc.	119,603
5,070	Lamar Advertising Company, (2)	201,989
28,121	New York Times, Class A, (2)	275,586
51,141	Regal Entertainment Group, Class A	600,395
45,144	Sirius XM Radio Inc., (2)	74,036
24,892	World Wrestling Entertainment Inc.	354,462
	Total Media	3,896,287
	Metals & Mining – 1.2%
4,770	Companhia Siderurgica Nacional S.A., Sponsored ADR	79,516
13,236	Freeport-McMoRan Copper & Gold, Inc.	1,589,511
11,444	Southern Copper Corporation	557,781
9,242	United States Steel Corporation	539,918
	Total Metals & Mining	2,766,726

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Multiline Retail – 0.8%
11,439	Nordstrom, Inc.	$484,785
23,005	Target Corporation	1,383,291
	Total Multiline Retail	1,868,076
	Multi-Utilities – 2.3%
41,360	Ameren Corporation	1,165,938
56,900	CenterPoint Energy, Inc.	894,468
13,050	Consolidated Edison, Inc.	646,889
28,705	Dominion Resources, Inc.	1,226,278
29,895	Integrys Energy Group, Inc.	1,450,206
	Total Multi-Utilities	5,383,779
	Oil, Gas & Consumable Fuels – 10.3%
20,360	Chesapeake Energy Corporation	527,528
48,991	Chevron Corporation	4,470,429
46,486	ConocoPhillips	3,165,697
11,317	CONSOL Energy Inc.	551,591
6,936	EOG Resources, Inc.	634,020
118,281	Exxon Mobil Corporation	8,648,708
7,395	Hess Corporation	566,013
20,568	Marathon Oil Corporation	761,633
23,016	Occidental Petroleum Corporation	2,257,870
13,666	Peabody Energy Corporation	874,351
24,031	Ship Financial International Limited	517,147
7,634	Southwestern Energy Company, (2)	285,741
23,750	StatoilHydro ASA, Sponsored ADR	564,538
18,401	Valero Energy Corporation	425,431
	Total Oil, Gas & Consumable Fuels	24,250,697
	Personal Products – 0.3%
21,857	Avon Products, Inc.	635,164
	Pharmaceuticals – 7.2%
50,796	Abbott Laboratories	2,433,636
818	AstraZeneca PLC, Sponsored ADR	37,783
76,839	Bristol-Myers Squibb Company	2,034,697
34,215	Eli Lilly and Company	1,198,894
60,810	Johnson & Johnson	3,761,099
98,185	Merck & Company Inc.	3,538,587
209,692	Pfizer Inc.	3,671,707
7,664	Sanofi-Aventis, Sponsored ADR	247,011
	Total Pharmaceuticals	16,923,414
	Real Estate Investment Trust – 2.0%
28,349	Annaly Capital Management Inc.	508,014
35,857	Brandywine Realty Trust	417,734
16,606	Hospitality Properties Trust	382,602
54,457	Lexington Corporate Properties Trust	432,933
41,701	Nationwide Health Properties, Inc.	1,517,082
49,474	Senior Housing Properties Trust	1,085,460
14,334	U-Store-It Trust	136,603
19,112	Weyerhaeuser Company	361,790
	Total Real Estate Investment Trust	4,842,218

Nuveen Investments

Shares	Description (1)	Value
	Road & Rail – 0.2%
5,161	Union Pacific Corporation	$478,218
	Semiconductors & Equipment – 2.6%
21,688	Analog Devices, Inc.	816,987
35,188	Applied Materials, Inc.	494,391
759	First Solar Inc., (2)	98,776
128,901	Intel Corporation	2,710,788
19,731	Microchip Technology Incorporated	674,998
19,215	NVIDIA Corporation, (2)	295,911
29,694	Texas Instruments Incorporated	965,055
	Total Semiconductors & Equipment	6,056,906
	Software – 4.2%
16,744	Adobe Systems Incorporated, (2)	515,380
8,286	Autodesk, Inc., (2)	316,525
201,594	Microsoft Corporation	5,628,504
84,456	Oracle Corporation	2,643,473
5,607	Salesforce.com, Inc., (2)	740,124
	Total Software	9,844,006
	Specialty Retail – 2.9%
7,446	Abercrombie & Fitch Co., Class A	429,113
22,224	American Eagle Outfitters, Inc.	325,137
10,998	Best Buy Co., Inc.	377,121
17,720	Gap, Inc.	392,321
56,453	Home Depot, Inc.	1,979,242
29,514	Limited Brands, Inc.	906,965
46,378	Lowe's Companies, Inc.	1,163,160
7,793	Tiffany & Co	485,270
15,665	TJX Companies, Inc.	695,369
	Total Specialty Retail	6,753,698
	Textiles Apparel & Luxury Goods – 0.4%
10,506	VF Corporation	905,407
	Thrifts & Mortgage Finance – 0.5%
57,748	New York Community Bancorp Inc.	1,088,550
	Tobacco – 2.0%
69,672	Altria Group, Inc.	1,715,325
38,898	Philip Morris International	2,276,700
21,266	Reynolds American Inc.	693,697
	Total Tobacco	4,685,722
	Trading Cos & Distributors – 0.2%
3,200	W.W. Grainger, Inc.	441,952
	Wireless Telecommunication Services – 0.1%
54,217	Sprint Nextel Corporation, (2)	229,338
3,446	Vodafone Group PLC, Sponsored ADR	91,078
	Total Wireless Telecommunication Services	320,416
	Total Common Stocks (cost $213,188,194)	236,173,078

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.5%
$5,961	Repurchase Agreement with Fixed Income Clearing Corporation, dated	0.040%	1/03/11	$5,961,470
	12/31/2010, repurchase price $5,961,490, collateralized by
	$6,060,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $6,082,725
	Total Short-Term Investments (cost $5,961,470)			5,961,470
	Total Investments (cost $219,149,664) – 103.0%			242,134,548
	Other Assets Less Liabilities – (3.0)% (5)			(7,039,586)
	Net Assets – 100%			$235,094,962

Investments in Derivatives

Call Options Written at December 31, 2010:

Number of Contracts	Type	Notional Amount (3)	Expiration Date	Strike Price	Value
	Call Options Written (4)
(371)	S&P 500 Index	$(44,520,000)	1/22/11	$1,200	$(2,279,795)
(370)	S&P 500 Index	(45,325,000)	1/22/11	1,225	(1,481,850)
(184)	S&P 500 Index	(23,000,000)	1/22/11	1,250	(402,040)
(196)	S&P 500 Index	(23,520,000)	2/19/11	1,200	(1,355,340)
(182)	S&P 500 Index	(22,295,000)	2/19/11	1,225	(910,910)
(198)	S&P 500 Index	(24,750,000)	2/19/11	1,250	(660,330)
(1,501)	Total Call Options Written (premiums received $5,575,988)	$(183,410,000)			$(7,090,265)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (4)  The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options Written.

  (5)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2010

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Assets
Investments, at value (cost $453,933,777, $729,315,725, $265,386,972 and $219,149,664, respectively)	$534,611,631	$923,668,745	$364,754,990	$242,134,548
Cash	1,539	890,206	711,732	—
Cash denominated in foreign currencies (cost $0, $2,896, $0 and $0, respectively)	—	2,956	—	—
Receivables:
Dividends and interest	771,586	1,088,129	284,264	307,175
Reclaims	1,702	—	396	—
Other assets	42,850	66,945	26,816	16,424
Total assets	535,429,308	925,716,981	365,778,198	242,458,147
Liabilities
Call options written, at value (premiums received $15,172,360, $28,230,630, $11,764,119 and $5,575,988, respectively)	19,308,680	33,347,033	12,960,080	7,090,265
Accrued expenses:
Management fees	325,821	495,674	235,424	172,178
Other	205,289	356,890	151,768	100,742
Total liabilities	19,839,790	34,199,597	13,347,272	7,363,185
Net assets	$515,589,518	$891,517,384	$352,430,926	$235,094,962
Shares outstanding	38,661,011	66,559,044	25,874,000	16,311,642
Net asset value per share outstanding	$13.34	$13.39	$13.62	$14.41
Net assets consist of:
Shares, $.01 par value per share	$386,610	$665,590	$258,740	$163,116
Paid-in surplus	522,191,922	841,527,636	313,638,365	255,146,611
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	(83,530,548)	(139,912,519)	(59,638,236)	(41,685,372)
Net unrealized appreciation (depreciation)	76,541,534	189,236,677	98,172,057	21,470,607
Net assets	$515,589,518	$891,517,384	$352,430,926	$235,094,962
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2010

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Investment Income
Dividends (net of foreign tax withheld of $18,452, $42,771, $29,862 and $12,865, respectively)	$13,823,680	$18,458,855	$5,723,921	$6,157,179
Interest	4,683	8,665	3,426	1,944
Total investment income	13,828,363	18,467,520	5,727,347	6,159,123
Expenses
Management fees	4,434,316	7,611,736	3,060,909	1,955,225
Shareholders' servicing agent fees and expenses	1,310	1,968	591	418
Custodian's fees and expenses	95,842	162,201	84,197	52,216
Trustees' fees and expenses	11,049	19,162	7,627	4,993
Professional fees	49,630	76,947	40,447	35,957
Shareholders' reports — printing and mailing expenses	106,717	185,325	63,577	49,195
Stock exchange listing fees	12,989	22,335	9,089	9,089
Investor relations expense	130,098	222,247	76,397	55,575
Other expenses	67,142	176,745	103,469	45,282
Total expenses before custodian fee credit and expense reimbursement	4,909,093	8,478,666	3,446,303	2,207,950
Custodian fee credit	(977)	(1,485)	(559)	(337)
Expense reimbursement	(1,034,026)	(1,975,688)	(490,784)	—
Net expenses	3,874,090	6,501,493	2,954,960	2,207,613
Net investment income	9,954,273	11,966,027	2,772,387	3,951,510
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	9,503,305	21,515,009	17,270,754	(946,336)
Call options written	(7,825,685)	(29,954,329)	(18,924,466)	(3,090,095)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	53,153,395	93,964,137	33,445,516	29,743,368
Call options written	(6,791,153)	(4,554,496)	1,116,328	(2,481,607)
Net realized and unrealized gain (loss)	48,039,862	80,970,321	32,908,132	23,225,330
Net increase (decrease) in net assets from operations	$57,994,135	$92,936,348	$35,680,519	$27,176,840

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income	$9,954,273	$10,527,231	$11,966,027	$13,811,592
Net realized gain (loss) from:
Investments and foreign currency	9,503,305	(26,294,038)	21,515,009	(15,571,630)
Call options written	(7,825,685)	(54,214,352)	(29,954,329)	(103,740,435)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	53,153,395	133,449,670	93,964,137	245,680,015
Call options written	(6,791,153)	(1,821,561)	(4,554,496)	(11,923,845)
Net increase (decrease) in net assets from operations	57,994,135	61,646,950	92,936,348	128,255,697
Distributions to Shareholders
From net investment income	(10,215,397)	(10,853,786)	(11,928,197)	(14,591,730)
From accumulated net realized gains	—	(9,162,194)	—	—
Return of capital	(37,794,887)	(29,564,460)	(74,396,142)	(74,229,886)
Decrease in net assets from distributions to shareholders	(48,010,284)	(49,580,440)	(86,324,339)	(88,821,616)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	3,117,564	—	6,583,916	—
Cost of shares repurchased and retired	—	(1,284,611)	—	(2,691,146)
Net increase (decrease) in net assets from capital share transactions	3,117,564	(1,284,611)	6,583,916	(2,691,146)
Net increase (decrease) in net assets	13,101,415	10,781,899	13,195,925	36,742,935
Net assets at the beginning of year	502,488,103	491,706,204	878,321,459	841,578,524
Net assets at the end of year	$515,589,518	$502,488,103	$891,517,384	$878,321,459
Undistributed (Over-distribution of) net investment income at the end of year	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income	$2,772,387	$3,368,370	$3,951,510	$4,196,134
Net realized gain (loss) from:
Investments and foreign currency	17,270,754	(8,114,092)	(946,336)	(16,690,491)
Call options written	(18,924,466)	(44,195,720)	(3,090,095)	(19,341,719)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	33,445,516	118,229,072	29,743,368	61,613,159
Call options written	1,116,328	(7,769,794)	(2,481,607)	(524,178)
Net increase (decrease) in net assets from operations	35,680,519	61,517,836	27,176,840	29,252,905
Distributions to Shareholders
From net investment income	(2,769,975)	(3,588,580)	(3,953,391)	(4,357,101)
From accumulated net realized gains	—	—	—	(3,431,689)
Return of capital	(30,753,623)	(30,654,318)	(14,315,648)	(10,487,585)
Decrease in net assets from distributions to shareholders	(33,523,598)	(34,242,898)	(18,269,039)	(18,276,375)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	375,777	—	—	—
Cost of shares repurchased and retired	—	(1,347,945)	—	(832,957)
Net increase (decrease) in net assets from capital share transactions	375,777	(1,347,945)	—	(832,957)
Net increase (decrease) in net assets	2,532,698	25,926,993	8,907,801	10,143,573
Net assets at the beginning of year	349,898,228	323,971,235	226,187,161	216,043,588
Net assets at the end of year	$352,430,926	$349,898,228	$235,094,962	$226,187,161
Undistributed (Over-distribution of) net investment income at the end of year	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs		Discount From Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value
Equity Premium Income (JPZ)
Year Ended 12/31:
2010	$13.08	$.26	$1.25	$1.51	$(.27)	$—	$(.98)	$(1.25)	$—		$—		$13.34	$12.76
2009	12.75	.27	1.35	1.62	(.28)	(.24)	(.77)	(1.29)	—		—	*	13.08	13.00
2008	18.30	.39	(4.41)	(4.02)	(.39)	(1.14)	—	(1.53)	—		—	*	12.75	10.74
2007	18.59	.44	.98	1.42	(.54)	—	(1.17)	(1.71)	—		—		18.30	16.41
2006	18.48	.43	1.39	1.82	(.43)	—	(1.28)	(1.71)	—	*	—		18.59	19.22
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2010	13.30	.18	1.21	1.39	(.18)	—	(1.12)	(1.30)	—		—		13.39	$12.88
2009	12.69	.21	1.73	1.94	(.22)	—	(1.12)	(1.34)	—		.01		13.30	13.20
2008	18.60	.30	(4.62)	(4.32)	(.62)	(.97)	—	(1.59)	—		—	*	12.69	10.68
2007	18.36	.36	1.66	2.02	(.35)	—	(1.43)	(1.78)	—		—		18.60	16.34
2006	18.66	.32	1.16	1.48	(.32)	—	(1.46)	(1.78)	—	*	—		18.36	18.62
Equity Premium Advantage (JLA)
Year Ended 12/31:
2010	13.54	.11	1.27	1.38	(.11)	—	(1.19)	(1.30)	—		—		13.62	$12.90
2009	12.47	.13	2.25	2.38	(.14)	—	(1.18)	(1.32)	—		.01		13.54	13.07
2008	18.57	.17	(4.67)	(4.50)	(.92)	(.69)	—	(1.61)	—		.01		12.47	10.34
2007	18.35	.22	1.82	2.04	(.21)	—	(1.61)	(1.82)	—		—		18.57	16.45
2006	18.84	.20	1.13	1.33	(.20)	—	(1.62)	(1.82)	—	*	—		18.35	19.20
Equity Premium and Growth (JPG)
Year Ended 12/31:
2010	13.87	.24	1.42	1.66	(.24)	—	(.88)	(1.12)	—		—		14.41	$13.85
2009	13.17	.26	1.55	1.81	(.27)	(.21)	(.64)	(1.12)	—		.01		13.87	13.09
2008	19.31	.36	(5.02)	(4.66)	(.40)	(1.09)	—	(1.49)	—		.01		13.17	10.77
2007	19.60	.68	.65	1.33	(.79)	—	(.83)	(1.62)	—	*	—		19.31	17.13
2006	19.04	.46	1.72	2.18	(.49)	(.14)	(.99)	(1.62)	—		—		19.60	19.38

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income	Expenses	Net Investment Income	Portfolio Turnover Rate
Equity Premium Income (JPZ)
Year Ended 12/31:
2010	8.10%	12.22%	$515,590	.98%	1.78%	.77%	1.99%	3%
2009	35.46	13.74	502,488	.99	1.93	.71	2.21	9
2008	(26.73)	(23.27)	491,706	.97	2.08	.67	2.39	6
2007	(6.07)	7.80	707,933	.95	2.05	.65	2.35	7
2006	21.30	10.22	715,680	.96	1.99	.66	2.30	23
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2010	7.85%	11.17%	891,517	.97	1.15	.75	1.37	3
2009	38.49	16.39	878,321	.98	1.35	.68	1.65	4
2008	(26.64)	(24.65)	841,579	.96	1.52	.66	1.82	8
2007	(3.03)	11.35	1,237,527	.94	1.62	.64	1.93	4
2006	17.86	8.28	1,214,721	.95	1.41	.66	1.71	8
Equity Premium Advantage (JLA)
Year Ended 12/31:
2010	8.95%	10.83%	352,431	1.00	.66	.85	.80	5
2009	41.37	20.21	349,898	1.01	.82	.81	1.02	10
2008	(29.22)	(25.63)	323,971	.99	.88	.79	1.08	12
2007	(5.15)	11.50	484,998	.98	.99	.78	1.19	3
2006	20.52	7.35	474,781	.99	.85	.79	1.05	26
Equity Premium and Growth (JPG)
Year Ended 12/31:
2010	14.90%	12.60%	235,095	.98	1.75	N/A	N/A	3
2009	33.63	14.77	226,187	.98	1.99	N/A	N/A	6
2008	(30.09)	(25.38)	216,044	.96	2.13	N/A	N/A	12
2007	(3.55)	6.86	319,300	.95	3.40	N/A	N/A	26
2006	22.68	11.90	323,569	.96	2.34	N/A	N/A	37

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

N/A  Fund does not have a contractual reimbursement with the Adviser.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Equity Premium Income's (JPZ) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the Standard & Poor's ("S&P") 500 Stock Index. The Fund also uses an index option strategy of selling index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Opportunity's (JSN) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 75% / 25% combination of the S&P 500 Stock Index and the NASDAQ-100 Stock Index, respectively. The Fund also uses an index option strategy of selling S&P 500 and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Advantage's (JLA) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 50% / 50% combination of the S&P 500 Stock Index and the NASDAQ-100 Stock Index, respectively. The Fund also uses an index option strategy of selling S&P 500 and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium and Growth's (JPG) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500 Stock Index. The Fund also uses an index option strategy of selling index call options covering approximately 80% of the value of the Fund's equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

Effective January 1, 2011, Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depository Receipts ("ADR") held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign

Nuveen Investments

exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund's Board of Trustees or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of "Net realized gain (loss) from investments and foreign currency" and "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options written " on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments

During fiscal year ended December 31, 2010, each Fund wrote call options on a broad equity index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential.

The average notional amount of call options written during the fiscal year ended December 31, 2010, for each Fund was as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Average notional amount of call options written*	$(483,287,500)	$(842,277,200)	$(332,772,800)	$(175,988,000)

*  The average notional amount is calculated based on the outstanding balance at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2010:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$519,393,624	$—	$—	$519,393,624
Short-Term Investments	—	15,218,007	—	15,218,007
Derivatives:
Call Options Written	(19,308,680)	—	—	(19,308,680)
Total	$500,084,944	$15,218,007	$—	$515,302,951
Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$902,299,021	$—	$—	$902,299,021
Short-Term Investments	—	21,369,724	—	21,369,724
Derivatives:
Call Options Written	(33,347,033)	—	—	(33,347,033)
Total	$868,951,988	$21,369,724	$—	$890,321,712
Equity Premium Advantage (JLA)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$353,753,965	$—	$—	$353,753,965
Short-Term Investments	—	11,001,025	—	11,001,025
Derivatives:
Call Options Written	(12,960,080)	—	—	(12,960,080)
Total	$340,793,885	$11,001,025	$—	$351,794,910
Equity Premium and Growth (JPG)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$236,173,078	$—	$—	$236,173,078
Short-Term Investments	—	5,961,470	—	5,961,470
Derivatives:
Call Options Written	(7,090,265)	—	—	(7,090,265)
Total	$229,082,813	$5,961,470	$—	$235,044,283

During the fiscal year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

Nuveen Investments

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Equity Premium Income (JPZ)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$19,308,680

Equity Premium Opportunity (JSN)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$33,347,033

Equity Premium Advantage (JLA)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$12,960,080

Equity Premium and Growth (JPG)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$7,090,265

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$(7,825,685)	$(29,954,329)	$(18,924,466)	$(3,090,095)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$(6,791,153)	$(4,554,496)	$1,116,328	$(2,481,607)

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

4. Fund Shares

Transactions in shares were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Shares issued to shareholders due to reinvestment of distributions	243,124	—	500,507	—
Shares repurchased and retired	—	(136,900)	—	(285,200)
Weighted average:
Price per share repurchased and retired	—	$9.36	—	$9.42
Discount per share repurchased and retired	—	18.71%	—	19.14%
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Shares issued to shareholders due to reinvestment of distributions	27,509	—	—	—
Shares repurchased and retired	—	(141,550)	—	(90,400)
Weighted average:
Price per share repurchased and retired	—	$9.50	—	$9.19
Discount per share repurchased and retired	—	20.16%	—	20.34%

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2010, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Purchases	$16,027,524	$22,063,751	$18,271,310	$7,456,326
Sales	51,654,662	113,286,873	66,835,013	26,596,422

Transactions in call options written during the fiscal year ended December 31, 2010, were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	4,417	$17,520,638	12,162	$32,461,956
Options written	34,952	131,262,266	92,306	234,222,619
Options terminated in closing purchase transactions	(34,739)	(131,973,909)	(92,095)	(235,436,246)
Options expired	(546)	(1,636,635)	(1,559)	(3,017,699)
Outstanding, end of year	4,084	$15,172,360	10,814	$28,230,630

Nuveen Investments

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	6,655	$13,581,441	1,618	$6,419,805
Options written	51,101	95,353,340	12,666	47,566,512
Options terminated in closing purchase transactions	(50,856)	(95,818,518)	(12,596)	(47,868,496)
Options expired	(817)	(1,352,144)	(187)	(541,833)
Outstanding, end of year	6,083	$11,764,119	1,501	$5,575,988

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Cost of investments	$454,513,077	$729,388,340	$265,357,142	$219,139,191
Gross unrealized:
Appreciation	$136,241,944	$255,445,151	$113,713,998	$46,992,187
Depreciation	(56,143,390)	(61,164,746)	(14,316,150)	(23,996,830)
Net unrealized appreciation (depreciation) of investments	$80,098,554	$194,280,405	$99,397,848	$22,995,357

Permanent differences, primarily due to REIT adjustments and return of capital distributions, resulted in reclassifications among the Funds' components of net assets at December 31, 2010, the Funds' tax year-end, as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Paid-in surplus	$(38,039,565)	$(74,320,304)	$(30,740,951)	$(14,317,398)
Undistributed (Over-distribution) of net investment income	38,056,011	74,358,312	30,751,211	14,317,529
Accumulated net realized gain (loss)	(16,446)	(38,008)	(10,260)	(131)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds' tax year end, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Undistributed net ordinary income *	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income *	$10,215,397	$11,928,197	$2,769,975	$3,953,391
Distributions from net long-term capital gains	—	—	—	—
Return of capital	37,794,887	74,396,142	30,753,623	14,315,648

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

2009	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income *	$10,853,786	$14,591,730	$3,588,580	$4,357,101
Distributions from net long-term capital gains	9,162,194	—	—	3,431,689
Return of capital	29,564,460	74,229,886	30,654,318	10,487,585

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2010, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Expiration:
December 31, 2017	$75,442,946	$104,952,898	$46,480,475	$33,170,912
December 31, 2018	4,958,903	38,327,754	14,352,958	7,655,485
Total	$80,401,849	$143,280,652	$60,833,433	$40,826,397

The following Funds elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium and Growth (JPG)
Post-October capital losses	$6,852,773	$1,539,720	$2,351,923

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Equity Premium Income (JPZ) Equity Premium Opportunity (JSN) Equity Premium Advantage (JLA) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Average Daily Managed Assets*	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into a Sub-Advisory Agreement with Gateway Investment Advisers, LLC ("Gateway"), under which Gateway manages the investment portfolios of the Funds. Gateway is compensated for its services to the Funds from the management fee paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Equity Premium Income's (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending October 31,			Year Ending October 31,
2004	*	.30%	2009	.30%
2005		.30	2010	.22
2006		.30	2011	.14
2007		.30	2012	.07
2008		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,			Year Ending January 31,
2005	*	.30%	2010	.30%
2006		.30	2011	.22
2007		.30	2012	.14
2008		.30	2013	.07
2009		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

For the first six years of Equity Premium Advantage's (JLA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending May 31,			Year Ending May 31,
2005	*	.20%	2009	.20%
2006		.20	2010	.20
2007		.20	2011	.10
2008		.20

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Advantage (JLA) for any portion of its fees and expenses beyond May 31, 2011.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Stragetic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc. and Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers, Inc., NWQ Investment Management Company LLC, Tradewinds Global Investors LLC, NWQ Holdings LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC: prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, and exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the "May Meeting"), the Boards of Trustees (each, a "Board," and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Gateway Investment Advisers, LLC (the "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each, an "Investment Management Agreement") and sub-advisory agreements (each, a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a "Fund Adviser"), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen's efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Funds. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- (and, for the Nuveen Equity Premium Income Fund only, five-) year periods ending December 31, 2009 and for the quarter, one-, three- (and, for the Nuveen Equity Premium Income Fund and the Nuveen Equity Premium Opportunity Fund, five-) year periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund's performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. The Board noted that while the Nuveen Equity Premium Income Fund, the Nuveen Equity Premium Opportunity Fund and the Nuveen Equity Premium Advantage Fund lagged their respective peers somewhat in the short-term one-year period, they demonstrated more favorable performance in the longer three- and, in the case of the Nuveen Equity Premium Opportunity Fund, five-year periods. In addition, although the Board noted that the Nuveen Equity Premium and Growth Fund lagged its peers over various periods, the Board noted the differences with the Performance Peer Group and that the Fund outperformed its benchmark in the three-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that each Fund had net management fees and/or a net expense ratio below the peer average of its respective Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the

Nuveen Investments

benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board considered that while the Sub-Adviser may select brokers that provide it with research services, it is the Sub-Adviser's current practice not to receive soft dollar credits in connection with trades executed for the Nuveen funds it advises.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisers, Inc
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
JPZ	100%	100%
JSN	100%	100%
JLA	100%	100%
JPG	100%	100%

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
JPZ	—
JSN	—
JLA	—
JPG	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

EAN-D-1210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, the registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Equity Premium Opportunity Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2010	$30,994	$0	$1,905	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$42,894	$0	$1,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2010	$1,905	$0	$0	$1,905
December 31, 2009	$1,850	$0	$0	$1,850

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, the members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc.,  has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client’s behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services, an affiliate of RiskMetrics Group (“ISS”), a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interest of investors. Effective July 1, 2003, Gateway incorporated these guidelines into its proxy voting policies and procedures and has instructed ISS to vote accordingly. Gateway’s policies and procedures now reflect ISS’s voting guidelines with regard to particular types of issues that my come before shareholder meetings, and also address the rare circumstances in which ISS’ voting recommendations may not be followed. The procedures also describe how any conflicts of interest would be handled.

The regulations were implemented to improve corporate governance and the functioning of the free market. We support these objectives and have adopted the policies and procedures as described above to effectively represent each client’s interests.

ITEM 8.

The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway”, or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

J. Patrick Rogers and Kenneth H. Toft- J. Patrick Rogers, CFA, and Kenneth H. Toft, CFA, are the portfolio managers at Gateway responsible for investing the Managed Assets of the Nuveen Equity Premium Opportunity and Nuveen Equity Premium Advantage Funds.   Mr. Rogers is Gateway’s Chief Executive Officer.  He joined Gateway in 1989 and has been the President and a member of the Board of Directors of Gateway since 1995.  Mr. Rogers also serves as co-portfolio manager of Gateway’s flagship open-end fund, the Gateway Fund. Mr. Toft joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997, prior to which he held the position of Senior Trader and Research Analyst.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2010, Mr. Rogers was responsible for day-to-day management of 2 registered investment company accounts (excluding the Funds) having assets of approximately $5.2 billion.  Mr. Toft was not responsible for day-to-day management of any investment company accounts other than the above-referenced Nuveen Funds.  Mr. Rogers was responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $64 million.  Mr. Rogers was responsible for day-to-day management of 27 other accounts having assets of approximately $417 million in the aggregate, and Mr. Toft was responsible for day-to-day management of 12 other accounts having assets of approximately $283 million in the aggregate. Neither Mr. Rogers nor Mr. Toft managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts.  Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds.  However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors.  In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Messrs. Rogers and Toft are compensated for their services by Gateway.  Their compensation consists of a fixed salary, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component is anticipated to be larger than the base salary component.  Messrs. Rogers and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients.  For Mr. Rogers, those undertakings will expire the later of February 15, 2016 or three years from the termination of Mr. Rogers’ employment.  For Mr. Toft, the non-competition and non-solicitation undertakings will expire the later of one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement.  The incentive compensation plan applicable to Messrs. Rogers and Toft provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which are determined based on profitability of Gateway.

Item 8 (a)(4).  OWNERSHIP OF JSN SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
J. Patrick Rogers	$0
Kenneth Toft	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Opportunity Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 10, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 10, 2011